UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-09037

Nuveen Investment Trust III

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Christopher M. Rohrbacher

Vice President and Secretary

333 West Wacker Drive,

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: September 30

Date of reporting period: September 30, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Mutual Funds

30 September

2019

Nuveen Taxable Fixed Income Funds

Fund Name	Class A	Class C	Class R6	Class I
Nuveen Symphony High Yield Income Fund (formerly known as Nuveen Symphony Credit Opportunities Fund)	NCOAX	NCFCX	NCSRX	NCOIX
Nuveen Symphony Floating Rate Income Fund	NFRAX	NFFCX	NFRFX	NFRIX

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.

You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, by calling 800-257-8787 and selecting option #1. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.

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Table

of Contents

Chair’s Letter to Shareholders

Dear Shareholders,

Financial markets have been receiving mixed messages this year. The global economy has bifurcated, split between a slumping manufacturing sector and a resilient consumer. Confidence has been weakening among corporate managements, who are wary of trade frictions and moderating global growth, but has remained elevated among consumers, who have benefited from tight labor markets and growing wages. Corporate profits are shrinking, and earnings forecasts are being downgraded. A more pessimistic growth outlook has driven interest rates to historically low levels. Yet, stock market indexes have overcome periodic volatility to touch historical highs.

Slower growth and amplified market volatility are likely to be expected in a late cycle economy. Although unpredictable geopolitics such as trade and Brexit have been a source of market anxiety, some clarity on these issues could be a potential source of upside. Furthermore, barring an exogenous shock, we believe the likelihood of a near-term recession remains low. The U.S. economy slowed in the third quarter but by less than expected, and other recent economic indicators appear to be stabilizing. Low unemployment and wage growth continue to be favorable for consumers, who represent the largest driver of the economy. The low interest rate environment should encourage businesses and consumers to borrow at lower rates while markets have been encouraged by the expectation of easier financial conditions. Although Europe’s economies presently look more vulnerable to recession and China’s growth has slowed to a near three-decade low, policy makers there remain committed to using their available tools.

At Nuveen, we still see investment opportunities in the maturing economic environment, but we are taking a selective approach. If you’re concerned about where the markets are headed from here, we encourage you to work with your financial advisor to review your time horizon, risk tolerance and investment goals. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Terence J. Toth

Chair of the Board

November 22, 2019

Portfolio Managers’ Comments

Nuveen Symphony High Yield Income Fund (formerly known as Nuveen Symphony Credit Opportunities Fund)

Nuveen Symphony Floating Rate Income Fund

The Funds’ portfolios are managed by Symphony Asset Management LLC, (Symphony), an affiliate of Nuveen, LLC. Portfolio Managers, Jenny Rhee and Scott Caraher oversee the investments of the Nuveen Symphony High Yield Income Fund and the Nuveen Symphony Floating Rate Income Fund. Here they discuss U.S. economic and financial markets, key investment strategies and performance of the Funds for the twelve-month reporting period ended September 30, 2019.

Effective August 2019, Nuveen Symphony Credit Opportunities Fund’s name was changed to Nuveen Symphony High Yield Income Fund. The Fund invests, under normal market conditions, primarily in debt instruments (e.g., bonds, loans and convertible securities), a substantial portion of which may be rated below investment grade. The Nuveen Symphony High Yield Income Fund may, under normal circumstances, invest at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in debt instruments (e.g., bonds and loans) rated below investment grade or, if unrated, deemed by the Fund’s portfolio managers to be of comparable credit quality. Additionally, the Fund is permitted to invest up to 30% of its net assets in loans and will no longer invest in convertible securities as a principal investment strategy.

Effective May 23, 2019, Scott Caraher was named a portfolio manager for Nuveen Symphony High Yield Income Fund and Jenny Rhee has been named a portfolio manager for Nuveen Symphony Floating Rate Income Fund. Jenny Rhee will continue to serve as portfolio manager for Nuveen Symphony High Yield Income Fund and Scott Caraher will continue to serve as portfolio manager for Nuveen Symphony Floating Rate Income Fund.

Effective October 1, 2018, Gunther Stein no longer serves as a portfolio manager for each of the Funds.

What factors affected the U.S. economy and the markets during the twelve-month reporting period ended September 30, 2019?

The U.S. economy reached the tenth year of expansion since the previous recession ended in June 2009, marking the longest expansion in U.S. history. In the third quarter of 2019, gross domestic product (GDP) grew at an annualized rate of 1.9%, according to the “advance” estimate by the Bureau of Economic Analysis. GDP measures the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes. Growth in consumer spending and the housing sector helped offset a decline in business investment during the July to September 2019 period. By comparison, annualized GDP growth was 2.0% in the second quarter and 3.1% in the first quarter.

Consumer spending, the largest driver of the economy, remained well supported by low unemployment, wage gains and tax cuts. As reported by the Bureau of Labor Statistics, the unemployment rate fell to 3.5% in September 2019 from 3.7% in September 2018

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise, any forward-looking statements or views expressed herein.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)

and job gains averaged around 179,000 per month for the past twelve months. As the jobs market has tightened, average hourly earnings grew at an annualized rate of 2.9% in September 2019. However, falling energy prices dampened inflation over the past twelve months. The Bureau of Labor Statistics said the Consumer Price Index (CPI) increased 1.7% over the twelve-month reporting period ended September 30, 2019 before seasonal adjustment. Low mortgage rates and low inventory drove home prices moderately higher in this reporting period, despite declining new home sales and housing starts. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, was up 3.2% year-over-year in August 2019 (most recent data available at the time this report was prepared). The 10-City and 20-City Composites reported year-over-year increases of 1.5% and 2.0%, respectively.

As data pointed to slower momentum in the overall economy, the Federal Reserve (Fed) notably shifted its stance. Although the Fed had indicated in December 2018 that there could be two more rate hikes in 2019, global growth concerns kept the central bank on the sidelines. As expected by the markets, the Fed left rates unchanged throughout the first half of 2019 while speculation increased that the Fed’s next move would be a rate cut. At the July 2019 and September 2019 policy committee meetings, the Fed announced a 0.25% cut to its main policy rate and that it will stop shrinking its bond portfolio sooner than scheduled. Markets initially registered disappointment with the Fed’s explanation that the rate cut was a “mid-cycle adjustment,” rather than a prolonged easing period. Additionally, although the Fed’s September 2019 interest rate forecast suggested there would be no more rate cuts in the remainder of 2019, subsequent to the close of the reporting period, the Fed voted to trim rates at its October policy meeting.

During the twelve-month reporting period, geopolitical news remained a prominent market driver. Tariff and trade policy topped the list of concerns, most prominently the U.S.-China relations. After several rounds of talks and a series of tariff increases, President Trump and President Xi agreed to another temporary trade truce in late June 2019 that halted additional tariff increases. Tensions increased markedly after the July 2019 negotiations ended without an agreement, with both China and the U.S. increasing import duties. After setting new trade meetings in September and October 2019, tariff waivers were announced on a selected group of U.S. and Chinese goods. Subsequent to the close of the reporting period, the two sides appeared closer to a partial trade deal. The U.S., Mexico and Canada Agreement (USMCA) trade deal replacing the North American Free Trade Agreement had yet to be ratified by the national congresses, while President Trump rescinded the threat to impose tariffs on Mexico if the country didn’t take more action to curb illegal immigration. With the U.S. House of Representatives opening an impeachment inquiry into President Trump, ratification of the USMCA deal was expected to be delayed. Meanwhile, as agreed in July 2018, the U.S. and the European Union continued to withhold further tariffs. Global manufacturing and export data continued to show evidence of trade-related slumps, which increased worries that the slowdown would spread into other segments of the global economy.

In the U.K., Prime Minister Theresa May was unable to secure a Brexit deal before the original March 29, 2019 deadline and resigned as of June 7, 2019. The European Union (EU) extended the deadline to October 31, 2019, which Prime Minister May’s successor, Boris Johnson, was unable to meet after a series of political maneuvers failed to secure an approval for his exit plan. Subsequent to the close of the reporting period, the EU approved a “flextension” to January 31, 2020 while Prime Minister Johnson called for a December general election. In Italy, investors worried about another potential budget clash between the eurosceptic coalition government and the European Union. However, following the unexpected resignation of the prime minister in August, the newly formed coalition government appeared to take a less antagonist stance. Europe also contended with the “yellow vest” protests in France, immigration policy concerns, Russian sanctions and political risk in Turkey.

Elections around the world also remained a source of uncertainty. Markets continued to closely monitor the new administrations in Brazil and Mexico, as well as Argentina’s presidential election. Incumbent candidate President Macri, seen as market-friendly, suffered a surprising defeat in the August 2019 primary, and after the reporting period closed, the Peronist ticket of Alberto Fernandez/Cristina Fernandez de Kirchner won as expected. In the U.K., the possibility of a no-deal Brexit initially increased under new Prime Minister Boris Johnson, but Parliament voted for a bill to prevent that outcome. Europe’s traditional centrist parties lost seats in the Parliamentary elections and populist parties saw marginal gains. The ruling parties in India and South Africa maintained their majorities, where slower economic growth could complicate their respective reform mandates.

For the twelve-month reporting period, the corporate credit market experienced two extreme market environments. During the fourth quarter of 2018, corporate credit came under pressure as the result of both fundamental and technical factors. On the fundamental side, the reporting period could be best characterized as a broad risk-off trade as investors became worried about a slow-

down in global growth. This was driven by data as well as changing rhetoric from the Fed that indicated the central bank may actually look to cut interest rates. As investors became worried about a potential near-term recession in the U.S., nearly all risk assets came under pressure. Equities led to the downside given their junior position in the capital structure. High yield bonds, which sit senior to equity, experienced lower downside moves. Loans, meanwhile, with their senior position in the capital structure, were further mitigated from downside participation during the final quarter of 2018.

However, technical factors were also at play, which led to an inefficient pricing of risk on a relative basis during the last several months of 2018. As an example, within the loan market, large issuance and higher quality loans generally underperformed during the fourth quarter 2018, which is inconsistent with a purely fundamentally driven risk-off trade. This was driven primarily by mutual fund and exchange-traded funds (ETFs) redemptions in which open-end vehicles sold off issuers that were easier to sell to raise cash.

Coming into the beginning of 2019, this risk-off framework shifted markedly as investors became more confident that the U.S. economy, while slowing, was not at risk of falling into a near-term recession and that the Fed would be accommodative in an effort to push off a potential slowdown and extend the economic cycle. This led to a rally across risk assets, with equities leading high yield bonds and loans higher. Within credit specifically, two themes emerged throughout 2019. One was outperformance of longer-dated, more rate sensitive assets, such as longer dated high yield bonds relative to shorter-dated bonds and loans. The other was the market’s changing appetite for risk. As the reporting period progressed, an emerging theme within both loans and high yield bonds was a preference by investors for higher quality assets and less interest in lower quality assets. This is worth noting given the maturity of the current economic cycle.

Nuveen Symphony High Yield Income Fund

The Fund’s Class A Shares at net asset value (NAV) underperformed the ICE BofAML U.S. High Yield Master II Index, but outperformed the Lipper High Yield Funds Classification Average during the reporting period.

The Fund currently invests, under normal market conditions, primarily in debt instruments (e.g., bonds, loans and convertible securities), a substantial portion of which may be rated below investment grade. As of the end of the reporting period, the Fund’s portfolio had 22.4% senior loans and 72.6% high yield bonds. The Fund is permitted to invest up to 30% of its net assets in loans and will no longer invest in convertible securities as a principal investment strategy. The Fund may utilize derivatives, including options, futures contracts, options on futures contracts, swap agreements, including interest rate swaps, total return swaps and credit default swaps and options on swap agreements.

Following the sell-off in the fourth quarter of 2018, the dominant theme for the majority of the reporting period was the outperformance of longer duration, more rate sensitive assets. Within high yield, longer dated assets outperformed during the reporting period. To this point, the Fund’s allocation to high yield bonds contributed positively to the benchmark relative performance. On the other hand, the Fund’s exposure to loans detracted from performance as loans have floating rate coupon structures that do not respond positively to decreasing interest rates. The Fund’s allocation to equities received from reorganizations detracted from benchmark relative performance during the reporting period.

Notable contributors to the Fund’s absolute performance were the bonds and loans of Blackboard, Inc. Blackboard, which focuses on education technology, announced in early March 2019 that it had reached an agreement and completed the sale of its Blackboard Transact business unit. The transaction will allow the firm to improve its financial position, which led to strong performance within the bonds and loans. Also contributing to performance were the bonds of Ardagh Packaging Finance PLC, which is engaged in the packaging business, and has seen strong operating results amid a strong economic environment for its business. Lastly, the bonds of Scientific Games International Inc. aided performance. Scientific Games, which develops lottery-based gaming products, reported quarterly results that exceeded expectations. The company successfully completed a debt offering during the reporting period. We continue to hold our positions in Blackboard, Ardagh and Scientific Games.

In terms of notable detractors to absolute Fund performance, the loans of education software company Skillsoft Corporation detracted from performance. Skillsoft is an educational technology company that was downgraded during the reporting period amid high levels of leverage and pending debt maturities. Additionally, exposure to the post reorganization equity of Avaya, Inc., a telephony technology hardware company, was another detractor from performance. The stock of the issuer has been volatile

Portfolio Managers’ Comments (continued)

following the issuer’s emergence from bankruptcy. Lastly, the debt of Fieldwood Energy LLC detracted from performance. Lower oil prices have caused the debt of energy companies to come under pressure during the reporting period. The Fund continued to hold all three positions as of September 30, 2019.

During the period, the Fund used credit default swap contracts to sell credit protection on certain credits to collect payment and ultimately earn a profit from stable underlying credit fundamentals. The use of credit default swaps had a negligible impact on the Fund’s performance during the reporting period.

Nuveen Symphony Floating Rate Income Fund

The Fund’s Class A Shares at NAV underperformed the Credit Suisse Leveraged Loan Index and the Lipper Loan Participation Funds Classification Average during the reporting period.

The Fund seeks current income and capital appreciation by investing primarily in floating rate loans and other floating rate securities, a substantial portion of which will be rated below investment grade. The Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in floating rate securities. Floating rate securities are defined to include floating rate loans, other floating rate debt securities, money market securities and shares of money market and short-term bond funds. The Fund may invest up to 20% of its net assets in other securities, which would primarily be fixed rate debt securities, convertible securities and equity securities received as a result of the restructuring of an issuer’s debt. A substantial portion of the Fund’s assets generally will be invested in securities rated below investment grade or, if unrated, deemed to be of comparable quality. The Fund may utilize derivatives, including options, futures contracts, options on futures contracts, swap agreements, including interest rate swaps, total return swaps, credit default swaps and options on swap agreements.

The Fund’s portfolio, which consists predominantly of senior loans, was positive on a total return basis during the reporting period, although it underperformed its benchmark. The Fund’s exposure to a select number of company-specific situations, such as equities received from reorganizations, was a key driver to benchmark relative underperformance during the reporting period. However, the Fund’s exposure to high yield bonds offset some of the overall relative underperformance as a result of the ICE BofAML U.S. High Yield Master II Index generally outperforming the Credit Suisse Leveraged Loan Index during the reporting period.

Notably contributing to absolute performance during the reporting period were the loans and bonds of PetSmart Inc. PetSmart successfully brought its online business public during the reporting period, which improved the issuer’s fundamental profile. Also contributing to performance was Albertson’s LLC, the grocery store operator, whose loans have benefited from improved sales, reduced debt and a successful issuance of debt to refinance existing liabilities. Lastly, Intelsat Jackson Holdings, S.A., added to performance during the reporting period as the company benefited from the improved likelihood that it would be able to monetize its C-band spectrum for wireless communication use. The Fund continued to hold all three positions as of September 30, 2019.

Notably detracting from absolute performance were the loans of Walter Investment Management Corporation, a residential mortgage servicer. The distressed issuer filed for bankruptcy during the reporting period and has most recently been in the process of looking for buyers of its various businesses. Also detracting from performance were the loans of education software company Skillsoft Corporation. Skillsoft is an educational technology company that was downgraded during the reporting period amid high levels of leverage and pending debt maturities. Lastly, exposure to the post reorganization equity of Avaya, Inc., a telephony technology hardware company, was a large detractor from performance. The stock of the issuer has been volatile following the issuer’s emergence from bankruptcy. The Fund continued to hold all three positions as of September 30, 2019. The investment team continues to believe that the risk and return potential of each investment remains attractive relative to other prospective investments.

Risk Considerations and Dividend Information

Risk Considerations

Nuveen Symphony High Yield Income Fund (formerly known as Nuveen Symphony Credit Opportunities Fund)

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Investments in below investment grade or high yield securities are subject to liquidity risk and heightened credit risk. Credit risk arises from an issuer’s ability to make interest and principal payments when due, as well as the prices of bonds declining when an issuer’s credit quality is expected to deteriorate. The Fund is subject to interest rate risk; as interest rates rise, bond prices fall. This Fund is subject to the risks of investing in loans, including loan settlement risk due to the lack of established settlement standards or remedies for failure to settle and covenant lite loan risk, which is the risk that loans with limited restrictive covenants on borrowers may weaken the Fund’s ability to access collateral securing the loan and enforce its rights as a lender. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These and other risk considerations, such as active management, call, derivatives, income, and unrated securities risks, are described in detail in the Fund’s prospectus.

Nuveen Symphony Floating Rate Income Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. The value of the Fund’s convertible securities may decline in response to such factors as rising interest rates and fluctuations in the market price of the underlying securities. This Fund is subject to loan settlement risk due to the lack of established settlement standards or remedies for failure to settle.

Dividend Information

Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. Distributions to shareholders are determined on a tax basis, which may differ from amounts recorded in the accounting records. In instances where the monthly dividend exceeds the earned net investment income, the Fund would report a negative undistributed net ordinary income. Refer to Note 6 – Income Tax Information for additional information regarding the amounts of undistributed net ordinary income and undistributed net long-term capital gains and the character of the actual distributions paid by the Fund during the period.

All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions is sourced or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders will be notified of those sources. For financial reporting purposes, the per share amounts of each Fund’s distributions for the reporting period are presented in this report’s Financial Highlights. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.

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Fund Performance and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Total returns for a period of less than one year are not annualized. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit nuveen.com or call (800) 257-8787.

Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at NAV only.

The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

Fund Performance and Expense Ratios (continued)

Nuveen Symphony High Yield Income Fund

(formerly known as Nuveen Symphony Credit Opportunities Fund)

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of September 30, 2019

	Average Annual
	1-Year	5-Year	Since Inception
Class A Shares at NAV	5.73%	4.58%	6.67%
Class A Shares at maximum Offering Price	0.71%	3.56%	6.12%
ICE BofAML U.S. High Yield Master II Index	6.30%	5.36%	6.90%
Lipper High Yield Funds Classification Average	5.50%	4.29%	5.93%

Class C Shares	4.94%	3.80%	5.87%
Class R6 Shares	6.09%	4.91%	4.91%
Class I Shares	5.98%	4.83%	6.93%

Since inception returns for Class A, Class C and Class I Shares, and for the comparative index and Lipper category average, are from 4/28/10. Since inception return for Class R6 Shares is from 10/01/14. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 4.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R6	Class I
Gross Expense Ratios	1.05%	1.80%	0.69%	0.80%
Net Expense Ratios	1.01%	1.76%	0.65%	0.76%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses so that the total annual operating expenses of the Fund (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.79% through July 31, 2021 or 1.35% after July 31, 2021 of the average daily net assets of any class of Fund shares. However, because Class R6 shares are not subject to sub-transfer agent and similar fees, the total annual operating expenses for the Class R6 shares will be less than the expense limitation. The expense limitation expiring July 31, 2021 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

Growth of an Assumed $10,000 Investment as of September 30, 2019 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Symphony Floating Rate Income Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used in this section.

Fund Performance

Average Annual Total Returns as of September 30, 2019

	Average Annual
	1-Year	5-Year	Since Inception
Class A Shares at NAV	1.93%	3.20%	4.30%
Class A Shares at maximum Offering Price	(1.13)%	2.58%	3.92%
Credit Suisse Leveraged Loan Index	3.11%	4.11%	4.39%
Lipper Loan Participation Funds Classification Average	2.12%	3.17%	3.41%

Class C Shares	1.21%	2.43%	3.51%
Class I Shares	2.24%	3.47%	4.56%

	Average Annual
	1-Year	Since Inception
Class R6 Shares	2.34%	3.76%

Since inception returns for Class A, Class C and Class I Shares, and for the comparative index and Lipper category average, are from 5/02/11. Since inception return for Class R6 Shares is from 1/28/15. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 3.00% sales charge (Offering Price). Class A Share purchases of $500,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R6	Class I
Expense Ratios	1.05%	1.80%	0.66%	0.80%

Growth of an Assumed $10,000 Investment as of September 30, 2019 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Yields    as of September 30, 2019

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of a Fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Subsidized yields reflect fee waivers and/or expense reimbursements from the investment adviser during the period. If any such waivers and/or reimbursements had not been in place, yields would have been reduced. Unsubsidized yields do not reflect waivers and/or reimbursements from the investment adviser during the period. If the fund did not receive a fee waiver/expense reimbursement during the period under its most recent agreement, subsidized and unsubsidized yields will be equal. Refer to the Notes to Financial Statements, Note 7 – Management Fees and Other Transactions with Affiliates for further details on the investment adviser’s most recent agreement with the Fund to waive fees and/or reimburse expenses, where applicable. Dividend Yield may differ from the SEC 30-Day Yield because the fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

Nuveen Symphony High Yield Income Fund

(formerly known as Nuveen Symphony Credit Opportunities Fund)

	Share Class
	Class A1	Class C	Class R6	Class I
Dividend Yield	4.85%	4.35%	5.45%	5.32%
SEC 30-Day Yield-Subsidized	4.39%	3.85%	4.91%	4.86%
SEC 30-Day Yield-Unsubsidized	4.37%	3.83%	4.91%	4.85%

Nuveen Symphony Floating Rate Income Fund

	Share Class
	Class A1	Class C	Class R6	Class I
Dividend Yield	5.00%	4.40%	5.54%	5.40%
SEC 30-Day Yield	5.50%	4.91%	5.40%	5.94%

1

The SEC Yield for Class A Shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load, and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

Holding Summaries    as of September 30, 2019

This data relates to the securities held in each Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Nuveen Symphony High Yield Income Fund

(formerly known as Nuveen Symphony Credit Opportunities Fund)

Fund Allocation

(% of net assets)

Corporate Bonds	71.8%

Variable Rate Senior Loan Interests	22.4%

Common Stocks	1.1%

Convertible Bonds	0.8%

Common Stock Rights	0.1%

Warrants	0.0%

Investment Companies	5.2%

Other Assets Less Liabilities	(1.4)%

Net Assets	100%

Top Five Holdings

(% of net assets)

Scientific Games International Inc.	1.1%

Greeneden U.S. Holdings II LLC, Term Loan B	1.1%

Emdeon, Inc., Term Loan	1.0%

Reynolds Group Issuer Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu	1.0%

Tenet Healthcare Corp	1.0%

Portfolio Composition

(% of net assets)

Media	14.5%

Hotels, Restaurants & Leisure	11.1%

Health Care Providers & Services	5.1%

Software	5.1%

Oil, Gas & Consumable Fuels	3.6%

Diversified Telecommunication Services	3.2%

Wireless Telecommunication Services	2.9%

Pharmaceuticals	2.8%

Containers & Packaging	2.7%

Communications Equipment	2.4%

Equity Real Estate Investment Trusts	2.3%

Food Products	2.1%

IT Services	2.1%

Commercial Services & Supplies	2.1%

Consumer Finance	2.1%

Health Care Technology	1.9%

Household Durables	1.8%

Aerospace & Defense	1.7%

Building Products	1.5%

Energy Equipment & Services	1.5%

Professional Services	1.5%

Diversified Consumer Services	1.5%

Food & Staples Retailing	1.3%

Other	19.4%

Investment Companies	5.2%

Other Assets Less Liabilities	(1.4)%

Net Assets	100%

Portfolio Credit Quality

(% of total long-term fixed-income investments)

BBB	3.9%

BB or Lower	94.3%

N/R (not rated)	1.8%

Total	100%

Holding Summaries as of September 30, 2019 (continued)

Nuveen Symphony Floating Rate Income Fund

Fund Allocation

(% of net assets)

Variable Rate Senior Loan Interests	84.3%

Corporate Bonds	11.5%

Common Stocks	1.6%

Common Stock Rights	0.1%

Warrants	0.0%

Investment Companies	1.7%

Other Assets Less Liabilities	0.8%

Net Assets	100%

Top Five Holdings

(% of net assets)

CenturyLink, Inc., Term Loan B	1.5%

Intelsat Jackson Holdings, S.A., Term Loan B	1.4%

iHeartCommunications Inc.	1.3%

Sprint Corporation, Term Loan, First Lien	1.3%

Pharmaceutical Product Development, Inc., Term Loan B	1.2%

Portfolio Composition

(% of net assets)

Media	13.2%

Hotels, Restaurants & Leisure	8.7%

Software	8.2%

Health Care Providers & Services	6.4%

Diversified Telecommunication Services	5.2%

Pharmaceuticals	3.8%

Commercial Services & Supplies	3.0%

Communications Equipment	3.0%

Oil, Gas & Consumable Fuels	2.9%

IT Services	2.7%

Wireless Telecommunication Services	2.6%

Equity Real Estate Investment Trust	2.3%

Technology Hardware, Storage & Peripherals	2.1%

Food & Staples Retailing	2.1%

Capital Markets	2.0%

Aerospace & Defense	1.8%

Insurance	1.6%

Specialty Retail	1.5%

Containers & Packaging	1.5%

Diversified Consumer Services	1.5%

Professional Services	1.4%

Airlines	1.4%

Other	18.6%

Investment Companies	1.7%

Other Assets Less Liabilities	0.8%

Net Assets	100%

Portfolio Credit Quality

(% of total long-term fixed-income investments)

BBB	11.9%

BB or Lower	87.5%

N/R (not rated)	0.6%

Total	100%

Expense Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended September 30, 2019.

The beginning of the period is April 1, 2019.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Symphony High Yield Income Fund

(formerly known as Nuveen Symphony Credit Opportunities Fund)

	Share Class
	Class A	Class C	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,045.02	$1,041.21	$1,046.72	$1,046.24
Expenses Incurred During the Period	$5.13	$8.95	$3.34	$3.85
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.05	$1,016.29	$1,021.81	$1,021.31
Expenses Incurred During the Period	$5.06	$8.85	$3.29	$3.80

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.00%, 1.75%, 0.65% and 0.75% for Classes A, C, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Expense Examples (continued)

Nuveen Symphony Floating Rate Income Fund

	Share Class
	Class A	Class C	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.51	$1,015.70	$1,021.33	$1,021.29
Expenses Incurred During the Period	$4.66	$8.49	$3.29	$3.39
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.46	$1,016.65	$1,021.81	$1,021.71
Expenses Incurred During the Period	$4.66	$8.49	$3.29	$3.40

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.92%, 1.68%, 0.65% and 0.67% for Classes A, C, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

Nuveen Investment Trust III:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Nuveen Symphony High Yield Income Fund (formerly known as Nuveen Symphony Credit Opportunities Fund) and Nuveen Symphony Floating Rate Income Fund (two of the funds comprising Nuveen Investment Trust III) (the “Funds”), including the portfolios of investments, as of September 30, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of September 30, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2019, by correspondence with custodians and brokers or other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more Nuveen investment companies since 2014.

Chicago, Illinois

November 26, 2019

Nuveen Symphony High Yield Income Fund

(formerly known as Nuveen Symphony Credit Opportunities Fund)

Portfolio of Investments    September 30, 2019

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 96.2%

	CORPORATE BONDS – 71.8%

	Aerospace & Defense – 0.8%

$2,500	TransDigm Inc., 144A	6.000%	7/15/22	B–	$2,537,500

2,000	TransDigm Inc., 144A	6.250%	3/15/26	Ba3	2,147,500
4,500	Total Aerospace & Defense				4,685,000

	Auto Components – 0.6%

1,800	Allison Transmission Inc., 144A	5.875%	6/01/29	BB	1,953,000

1,750	Panther BF Aggregator 2 LP / Panther Finance Co Inc., 144A	6.250%	5/15/26	BB	1,841,875
3,550	Total Auto Components				3,794,875

	Beverages – 0.6%

3,700	Cott Holdings Inc., 144A	5.500%	4/01/25	B1	3,838,861

	Building Products – 0.9%

2,969	Builders FirstSource Inc., 144A	5.625%	9/01/24	BB–	3,087,760

2,700	Hillman Group Inc., 144A	6.375%	7/15/22	CCC	2,531,250
5,669	Total Building Products				5,619,010

	Capital Markets – 0.8%

900	Eagle Holding Co II LLC, 144A, (cash 7.750%, PIK 7.750%)	7.750%	5/15/22	CCC+	906,750

3,700	LPL Holdings Inc., 144A	5.750%	9/15/25	BB	3,848,000
4,600	Total Capital Markets				4,754,750

	Chemicals – 0.6%

3,600	PQ Corp	5.750%	12/15/25	B	3,708,000

	Commercial Services & Supplies – 1.2%

1,750	Allied Universal Holdco LLC / Allied Universal Finance Corp, 144A	6.625%	7/15/26	BB–	1,848,437

2,700	Covanta Holding Corp	5.875%	7/01/25	B1	2,814,750

1,650	Ritchie Bros Auctioneers Inc., 144A	5.375%	1/15/25	BB	1,722,187

590	Tervita Corp, 144A	7.625%	12/01/21	B+	599,588
6,690	Total Commercial Services & Supplies				6,984,962

	Communications Equipment – 1.8%

3,435	Avaya Inc., 144A, (3), (4)	7.000%	4/01/19	N/R	—

11,050	Avaya Inc., 144A, (3), (4)	10.500%	3/01/21	N/R	—

3,600	CommScope Inc., 144A	6.000%	3/01/26	Ba3	3,725,280

4,000	Intelsat Jackson Holdings SA, 144A	9.750%	7/15/25	CCC+	4,178,000

850	ViaSat Inc., 144A	5.625%	9/15/25	B	856,375

1,800	ViaSat Inc., 144A	5.625%	4/15/27	BB+	1,890,000
24,735	Total Communications Equipment				10,649,655

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Construction & Engineering – 0.5%

$3,000	Great Lakes Dredge & Dock Corp	8.000%	5/15/22	B	$3,197,400

	Construction Materials – 0.1%

850	Summit Materials LLC / Summit Materials Finance Corp, 144A	5.125%	6/01/25	BB	871,250

	Consumer Finance – 1.6%

930	Curo Group Holdings Corp, 144A	8.250%	9/01/25	B–	811,425

1,700	DAE Funding LLC, 144A	4.500%	8/01/22	BBB–	1,725,500

2,000	Navient Corp	6.625%	7/26/21	BB	2,100,000

850	Provident Funding Associates LP / PFG Finance Corp, 144A	6.375%	6/15/25	B1	826,625

2,750	Refinitiv US Holdings Inc., 144A	6.250%	5/15/26	BB+	2,949,347

1,100	Verscend Escrow Corp, 144A	9.750%	8/15/26	CCC+	1,171,357
9,330	Total Consumer Finance				9,584,254

	Containers & Packaging – 2.7%

4,400	Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc., 144A	6.000%	2/15/25	B	4,600,640

3,150	Cascades Inc., 144A	5.500%	7/15/22	BB–	3,189,375

1,890	Graphic Packaging International LLC	4.125%	8/15/24	BB+	1,951,425

5,627	Reynolds Group Issuer Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 144A	5.125%	7/15/23	B+	5,760,641

900	Trivium Packaging Finance BV, 144A	5.500%	8/15/26	B2	946,080
15,967	Total Containers & Packaging				16,448,161

	Distributors – 0.2%

900	IAA Inc., 144A	5.500%	6/15/27	BB–	949,500

	Diversified Financial Services – 0.9%

2,300	ASP AMC Merger Sub Inc., 144A	8.000%	5/15/25	CCC	1,564,000

3,825	MSCI Inc., 144A	4.750%	8/01/26	BB+	4,006,688
6,125	Total Diversified Financial Services				5,570,688

	Diversified Telecommunication Services – 1.9%

3,000	CenturyLink Inc.	5.800%	3/15/22	BB	3,161,250

750	Cogent Communications Group Inc., 144A	5.625%	4/15/21	B–	756,563

2,820	Intelsat Luxembourg SA	7.750%	6/01/21	Ca	2,679,000

1,455	Level 3 Financing Inc.	5.125%	5/01/23	BB	1,470,059

1,900	Qualitytech LP / QTS Finance Corp, 144A	4.750%	11/15/25	BB	1,957,000

570	Sprint Capital Corp	6.875%	11/15/28	B+	621,414

750	Virgin Media Finance PLC, 144A	6.000%	10/15/24	B	772,500
11,245	Total Diversified Telecommunication Services				11,417,786

	Electrical Equipment – 0.2%

1,325	EnerSys, 144A	5.000%	4/30/23	BB+	1,358,125

Nuveen Symphony High Yield Income Fund (continued)

(formerly known as Nuveen Symphony Credit Opportunities Fund)

Portfolio of Investments    September 30, 2019

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Electronic Equipment, Instruments & Components – 0.3%

$1,800	MTS Systems Corp, 144A	5.750%	8/15/27	B+	$1,872,000

	Energy Equipment & Services – 1.4%

3,315	FTS International Inc.	6.250%	5/01/22	B	2,701,725

1,300	Oceaneering International Inc.	6.000%	2/01/28	BB+	1,244,750

801	Transocean Guardian Ltd, 144A	5.875%	1/15/24	B1	805,005

801	Transocean Pontus Ltd, 144A	6.125%	8/01/25	B1	813,015

2,400	USA Compression Partners LP / USA Compression Finance Corp	6.875%	4/01/26	BB–	2,490,000
8,617	Total Energy Equipment & Services				8,054,495

	Entertainment – 0.2%

900	Netflix Inc., 144A	5.375%	11/15/29	BB–	936,000

	Equity Real Estate Investment Trust – 2.0%

3,200	CyrusOne LP / CyrusOne Finance Corp	5.000%	3/15/24	BBB–	3,312,000

4,775	GLP Capital LP / GLP Financing II Inc.	5.375%	4/15/26	BBB–	5,258,469

3,600	MPT Operating Partnership LP / MPT Finance Corp	4.625%	8/01/29	BBB–	3,708,000
11,575	Total Equity Real Estate Investment Trust				12,278,469

	Food & Staples Retailing – 1.3%

915	Albertsons Cos Inc. / Safeway Inc. / New Albertsons LP / Albertsons LLC	6.625%	6/15/24	BB–	958,462

2,250	Albertsons Cos Inc. / Safeway Inc. / New Albertsons LP / Albertsons LLC, 144A	5.875%	2/15/28	BB–	2,381,490

1,620	New Albertsons LP	8.000%	5/01/31	B+	1,636,200

2,695	Performance Food Group Inc., 144A	5.500%	6/01/24	BB–	2,752,269
7,480	Total Food & Staples Retailing				7,728,421

	Food Products – 1.8%

1,370	Chobani LLC / Chobani Finance Corp Inc., 144A	7.500%	4/15/25	CCC	1,311,775

573	JBS Investments GmbH, 144A	6.250%	2/05/23	BB	583,033

2,250	JBS USA LUX SA / JBS USA Food Co / JBS USA Finance Inc., 144A	5.500%	1/15/30	BB–	2,384,955

2,820	Pilgrim’s Pride Corp, 144A	5.750%	3/15/25	BB	2,918,700

1,000	Pilgrim’s Pride Corp, 144A	5.875%	9/30/27	BB	1,074,000

2,500	Post Holdings Inc., 144A	5.500%	3/01/25	B+	2,618,750
10,513	Total Food Products				10,891,213

	Gas Utilities – 0.6%

3,300	Rockpoint Gas Storage Canada Ltd, 144A	7.000%	3/31/23	BB–	3,316,500

	Health Care Equipment & Supplies – 0.7%

850	AMN Healthcare Inc., 144A	5.125%	10/01/24	Ba2	881,875

1,000	Avantor Inc., 144A	9.000%	10/01/25	BB	1,123,750

1,500	Hill-Rom Holdings Inc., 144A	5.000%	2/15/25	BB	1,556,250

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Health Care Equipment & Supplies (continued)

$820	Hologic Inc., 144A	4.375%	10/15/25	BB–	$840,500
4,170	Total Health Care Equipment & Supplies				4,402,375

	Health Care Providers & Services – 3.8%

1,380	Encompass Health Corp	5.750%	11/01/24	B+	1,394,421

1,900	HCA Inc.	5.375%	9/01/26	Ba2	2,087,530

1,000	Molina Healthcare Inc.	5.375%	11/15/22	BB–	1,060,040

1,900	Molina Healthcare Inc., 144A	4.875%	6/15/25	BB–	1,909,500

1,350	RegionalCare Hospital Partners Holdings Inc. / LifePoint Health Inc., 144A	9.750%	12/01/26	CCC+	1,444,365

5,300	Tenet Healthcare Corp	8.125%	4/01/22	B–	5,737,250

3,600	Tenet Healthcare Corp, 144A	4.875%	1/01/26	BB–	3,694,500

900	Vizient Inc., 144A	6.250%	5/15/27	B	965,250

2,700	WellCare Health Plans Inc.	5.250%	4/01/25	BB	2,811,375

2,000	West Street Merger Sub Inc., 144A	6.375%	9/01/25	CCC	1,840,000
22,030	Total Health Care Providers & Services				22,944,231

	Health Care Technology – 0.4%

2,500	Change Healthcare Holdings LLC / Change Healthcare Finance Inc., 144A	5.750%	3/01/25	B–	2,537,500

	Hotels, Restaurants & Leisure – 10.4%

3,750	1011778 BC ULC / New Red Finance Inc., 144A	4.250%	5/15/24	BB	3,857,662

1,900	1011778 BC ULC / New Red Finance Inc., 144A	3.875%	1/15/28	BB	1,912,084

1,865	Boyd Gaming Corp	6.375%	4/01/26	B	1,976,900

1,700	Boyne USA Inc., 144A	7.250%	5/01/25	B1	1,852,320

2,750	Caesars Resort Collection LLC / CRC Finco Inc., 144A	5.250%	10/15/25	B–	2,811,600

2,600	Eldorado Resorts Inc.	6.000%	4/01/25	B	2,736,500

2,700	ESH Hospitality Inc., 144A	4.625%	10/01/27	BB–	2,706,750

940	Hilton Domestic Operating Co Inc.	4.250%	9/01/24	BB+	957,625

1,000	Hilton Domestic Operating Co Inc., 144A	4.875%	1/15/30	BB+	1,055,850

3,400	International Game Technology PLC, 144A	6.250%	2/15/22	BB+	3,587,909

3,550	Interval Acquisition Corp	5.625%	4/15/23	BB	3,649,400

3,100	KFC Holding Co/Pizza Hut Holdings LLC/Taco Bell of America LLC, 144A	5.000%	6/01/24	BB	3,216,250

875	KFC Holding Co/Pizza Hut Holdings LLC/Taco Bell of America LLC, 144A	4.750%	6/01/27	BB	911,094

1,350	Marriott Ownership Resorts Inc., 144A, (WI/DD)	4.750%	1/15/28	BB–	1,363,500

900	Marriott Ownership Resorts Inc. / ILG LLC	6.500%	9/15/26	BB–	969,750

3,775	MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer Inc.	5.625%	5/01/24	BB+	4,138,344

2,400	Penn National Gaming Inc., 144A	5.625%	1/15/27	B+	2,472,000

6,500	Scientific Games International Inc.	6.625%	5/15/21	CCC+	6,581,250

500	Scientific Games International Inc., 144A	5.000%	10/15/25	Ba3	515,900

Nuveen Symphony High Yield Income Fund (continued)

(formerly known as Nuveen Symphony Credit Opportunities Fund)

Portfolio of Investments    September 30, 2019

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Hotels, Restaurants & Leisure (continued)

$1,100	Stars Group Holdings BV / Stars Group US Co-Borrower LLC, 144A	7.000%	7/15/26	B–	$1,171,500

1,700	Station Casinos LLC, 144A	5.000%	10/01/25	B–	1,725,160

2,750	Sugarhouse HSP Gaming Prop Mezz LP / Sugarhouse HSP Gaming Finance Corp, 144A	5.875%	5/15/25	B–	2,701,875

1,800	Twin River Worldwide Holdings Inc., 144A	6.750%	6/01/27	B	1,890,000

3,400	Wyndham Hotels & Resorts Inc., 144A	5.375%	4/15/26	Ba2	3,561,500

2,000	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp, 144A	4.250%	5/30/23	BB	2,055,000

1,800	Wynn Resorts Ltd, 144A	5.125%	10/01/29	BB	1,886,220
60,105	Total Hotels, Restaurants & Leisure				62,263,943

	Household Durables – 1.0%

1,800	Brookfield Residential Properties Inc. / Brookfield Residential US Corp, 144A	6.250%	9/15/27	BB–	1,809,000

2,250	Shea Homes LP / Shea Homes Funding Corp, 144A	5.875%	4/01/23	BB–	2,300,625

1,800	William Lyon Homes Inc., 144A	6.000%	9/01/23	B+	1,872,000
5,850	Total Household Durables				5,981,625

	Household Products – 0.8%

4,500	Spectrum Brands Inc., 144A	5.000%	10/01/29	BB	4,578,750

	Independent Power & Renewable Electricity Producers – 0.4%

2,500	Pattern Energy Group Inc., 144A	5.875%	2/01/24	BB–	2,559,375

	Industrial Conglomerates – 0.2%

1,800	Aptim Corp, 144A	7.750%	6/15/25	CCC+	1,278,000

	Insurance – 0.2%

1,250	Fidelity & Guaranty Life Holdings Inc., 144A	5.500%	5/01/25	BB+	1,340,625

	Internet Software & Services – 0.3%

1,700	j2 Cloud Services LLC / j2 Global Co-Obligor Inc., 144A	6.000%	7/15/25	BB	1,794,945

	IT Services – 1.7%

2,750	Booz Allen Hamilton Inc., 144A	5.125%	5/01/25	B+	2,825,625

4,000	CDW LLC / CDW Finance Corp	5.500%	12/01/24	Ba2	4,404,000

2,700	Go Daddy Operating Co LLC / GD Finance Co Inc., 144A	5.250%	12/01/27	BB–	2,838,375
9,450	Total IT Services				10,068,000

	Machinery – 0.5%

3,510	Apex Tool Group LLC / BC Mountain Finance Inc., 144A	9.000%	2/15/23	CCC+	3,115,125

	Media – 12.8%

900	Altice France SA/France, 144A	5.500%	1/15/28	B	910,125

2,000	CCO Holdings LLC / CCO Holdings Capital Corp, 144A	5.375%	5/01/25	BB+	2,075,000

3,500	CCO Holdings LLC / CCO Holdings Capital Corp, 144A	5.375%	6/01/29	BB+	3,727,500

2,978	Clear Channel Worldwide Holdings Inc., 144A	9.250%	2/15/24	B–	3,271,809

5,000	Clear Channel Worldwide Holdings Inc., 144A	5.125%	8/15/27	B+	5,209,250

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Media (continued)

$3,790	CSC Holdings LLC, 144A	5.375%	7/15/23	BB	$3,889,488

2,000	CSC Holdings LLC, 144A	5.500%	4/15/27	BB	2,114,780

3,600	CSC Holdings LLC, 144A, (DD1)	5.750%	1/15/30	B	3,762,432

2,500	DISH DBS Corp	5.875%	7/15/22	B1	2,600,000

1,500	DISH DBS Corp	5.000%	3/15/23	B1	1,515,450

900	Entercom Media Corp, 144A	6.500%	5/01/27	B2	940,500

3,890	Gray Television Inc., 144A	5.125%	10/15/24	BB–	4,031,012

8,000	iHeartCommunications Inc., 144A, (3), (4)	11.250%	3/01/21	N/R	—

31,633	iHeartCommunications Inc., (3), (4)	12.000%	8/01/21	N/R	—

850	iHeartCommunications Inc.	6.375%	5/01/26	BB–	917,711

1,564	iHeartCommunications Inc.	8.375%	5/01/27	B–	1,689,418

2,250	iHeartCommunications Inc., 144A	5.250%	8/15/27	BB–	2,340,000

5,035	Intelsat Luxembourg SA	8.125%	6/01/23	CCC–	4,190,077

3,800	Lamar Media Corp	5.750%	2/01/26	BB	4,017,550

2,700	Midcontinent Communications / Midcontinent Finance Corp, 144A	5.375%	8/15/27	B	2,841,750

1,890	Nexstar Broadcasting Inc., 144A	5.625%	8/01/24	B	1,967,207

1,900	Nexstar Escrow Inc., 144A	5.625%	7/15/27	B	1,990,250

4,975	Nielsen Finance LLC / Nielsen Finance Co, 144A	5.000%	4/15/22	BB	4,988,930

2,700	Outfront Media Capital LLC / Outfront Media Capital Corp, 144A	5.000%	8/15/27	BB–	2,835,000

2,000	Quebecor Media Inc.	5.750%	1/15/23	Ba2	2,175,000

2,000	Sirius XM Radio Inc., 144A	5.500%	7/01/29	BB	2,135,000

1,800	TEGNA Inc., 144A	5.000%	9/15/29	BB	1,820,250

900	Telesat Canada / Telesat LLC, 144A, (WI/DD)	6.500%	10/15/27	B	915,750

2,200	UPCB Finance IV Ltd, 144A	5.375%	1/15/25	BB+	2,260,500

1,600	Videotron Ltd, 144A	5.125%	4/15/27	BB+	1,692,000

2,300	Virgin Media Secured Finance PLC, 144A	5.250%	1/15/26	BB+	2,363,250

1,800	Virgin Media Secured Finance PLC, 144A	5.500%	5/15/29	BB+	1,876,500
114,455	Total Media				77,063,489

	Metals & Mining – 0.4%

1,800	Freeport-McMoRan Inc.	5.250%	9/01/29	Ba1	1,795,122

850	Steel Dynamics Inc.	4.125%	9/15/25	BB+	858,500
2,650	Total Metals & Mining				2,653,622

	Oil, Gas & Consumable Fuels – 2.5%

1,640	Calumet Specialty Products Partners LP / Calumet Finance Corp	6.500%	4/15/21	B–	1,642,132

2,700	Cheniere Energy Partners LP	5.250%	10/01/25	BB	2,808,675

665	Denbury Resources Inc., 144A	7.750%	2/15/24	B	513,713

3,710	Holly Energy Partners LP / Holly Energy Finance Corp, 144A	6.000%	8/01/24	BB	3,872,312

960	Murphy Oil Corp	6.875%	8/15/24	BB+	1,003,200

Nuveen Symphony High Yield Income Fund (continued)

(formerly known as Nuveen Symphony Credit Opportunities Fund)

Portfolio of Investments    September 30, 2019

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Oil, Gas & Consumable Fuels (continued)

$5,000	Peabody Energy Corp, 144A	6.000%	3/31/22	BB	$5,025,000

700	Rex Energy Corp	8.000%	10/01/20	N/R	3,150
15,375	Total Oil, Gas & Consumable Fuels				14,868,182

	Paper & Forest Products – 0.6%

950	Louisiana-Pacific Corp	4.875%	9/15/24	BB+	980,875

2,250	Norbord Inc., 144A	6.250%	4/15/23	BB+	2,379,375
3,200	Total Paper & Forest Products				3,360,250

	Personal Products – 0.3%

2,300	Revlon Consumer Products Corp	5.750%	2/15/21	CCC	2,012,500

	Pharmaceuticals – 2.8%

4,049	Advanz Pharma Corp	8.000%	9/06/24	B–	3,937,653

1,750	Bausch Health Americas Inc., 144A	8.500%	1/31/27	B	1,964,025

1,064	Bausch Health Cos Inc., 144A	5.875%	5/15/23	B	1,077,300

1,800	Bausch Health Cos Inc., 144A	7.000%	1/15/28	B	1,938,780

1,875	Catalent Pharma Solutions Inc., 144A	4.875%	1/15/26	B+	1,928,906

2,000	Catalent Pharma Solutions Inc., 144A	5.000%	7/15/27	B+	2,075,000

1,750	Eagle Holding Co II LLC, 144A, (cash 7.625%, PIK 8.375%)	7.625%	5/15/22	CCC+	1,763,125

1,800	Horizon Pharma USA Inc., 144A	5.500%	8/01/27	B+	1,872,000
16,088	Total Pharmaceuticals				16,556,789

	Real Estate Management & Development – 0.5%

2,700	Howard Hughes Corp, 144A	5.375%	3/15/25	BB–	2,821,500

	Road & Rail – 0.2%

900	Hertz Corp, 144A	7.125%	8/01/26	B–	939,375

	Semiconductors & Semiconductor Equipment – 0.6%

1,820	Entegris Inc., 144A	4.625%	2/10/26	BB	1,883,700

900	Qorvo Inc., 144A	4.375%	10/15/29	BB+	906,188

825	Versum Materials Inc., 144A	5.500%	9/30/24	BB+	878,625
3,545	Total Semiconductors & Semiconductor Equipment				3,668,513

	Software – 1.7%

3,750	Blackboard Inc., 144A	9.750%	10/15/21	CCC–	3,712,500

900	CDK Global Inc., 144A	5.250%	5/15/29	BB+	931,500

1,000	Fair Isaac Corp, 144A	5.250%	5/15/26	BB+	1,067,500

900	IQVIA Inc., 144A	5.000%	5/15/27	BB	942,750

1,750	SS&C Technologies Inc., 144A	5.500%	9/30/27	B+	1,828,794

1,600	Symantec Corp, 144A	5.000%	4/15/25	Baa3	1,617,722
9,900	Total Software				10,100,766

	Specialty Retail – 0.5%

2,700	Staples Inc., 144A	7.500%	4/15/26	B+	2,781,810

Principal Amount (000)	Description (1)	Coupon			Maturity	Ratings (2)	Value

	Technology Hardware, Storage & Peripherals – 0.2%

$1,170	Western Digital Corp	4.750%			2/15/26	Baa3	$1,203,638

	Thrifts & Mortgage Finance – 1.2%

3,500	Freedom Mortgage Corp, 144A	8.125%			11/15/24	B+	3,220,000

3,150	Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp, 144A	5.250%			3/15/22	BB	3,278,677

1,000	Radian Group Inc.	4.875%			3/15/27	BB+	1,012,500
7,650	Total Thrifts & Mortgage Finance						7,511,177

	Trading Companies & Distributors – 1.2%

1,700	Ashtead Capital Inc., 144A	4.125%			8/15/25	BBB–	1,729,750

1,425	BMC East LLC, 144A	5.500%			10/01/24	BB	1,480,699

3,760	United Rentals North America Inc.	5.250%			1/15/30	BB–	3,940,969
6,885	Total Trading Companies & Distributors						7,151,418

	Wireless Telecommunication Services – 2.9%

2,000	Altice Financing SA, 144A	6.625%			2/15/23	B+	2,052,500

2,700	Connect Finco SARL / Connect US Finco LLC, 144A, (WI/DD)	6.750%			10/01/26	B1	2,750,625

3,480	Hughes Satellite Systems Corp	5.250%			8/01/26	BBB–	3,723,600

2,750	Intelsat Connect Finance SA, 144A	9.500%			2/15/23	CCC–	2,542,897

2,250	Intelsat Jackson Holdings SA, 144A	8.500%			10/15/24	CCC+	2,266,178

3,550	Sprint Corp	7.875%			9/15/23	B+	3,899,533
16,730	Total Wireless Telecommunication Services						17,235,333
$475,584	Total Corporate Bonds (cost $416,948,237)						431,302,231

Principal Amount (000)	Description (1)	Coupon (5)	Reference Rate (5)	Spread (5)	Maturity (6)	Ratings (2)	Value

	VARIABLE RATE SENIOR LOAN INTERESTS – 22.4% (5)

	Aerospace & Defense – 0.9%

$4,265	Sequa Corporation, Term Loan B	7.187%	3-Month LIBOR	5.000%	11/28/21	B	$4,235,995

985	Sequa Corporation, Term Loan, Second Lien	11.266%	3-Month LIBOR	9.000%	4/28/22	Caa2	971,993
5,250	Total Aerospace & Defense						5,207,988

	Building Products – 0.6%

3,600	Advanced Drainage Systems, Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	Ba1	3,621,006

	Commercial Services & Supplies – 0.9%

708	Education Management LLC, Term Loan A, (4)	0.000%	N/A	N/A	7/02/20	N/R	7,083

1,024	Education Management LLC, Term Loan B, (4)	0.000%	N/A	N/A	7/02/20	N/R	1,381

2,700	Fleet U.S. Bidco Inc., Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	B2	2,716,875

3,136	iQor US, Inc., Term Loan, First Lien	7.319%	3-Month LIBOR	5.000%	4/01/21	Caa1	2,790,019
7,568	Total Commercial Services & Supplies						5,515,358

	Communications Equipment – 0.6%

1,970	Avaya, Inc., Term Loan B	6.334%	2-Month LIBOR	4.250%	12/15/24	BB–	1,876,974

Nuveen Symphony High Yield Income Fund (continued)

(formerly known as Nuveen Symphony Credit Opportunities Fund)

Portfolio of Investments    September 30, 2019

Principal Amount (000)	Description (1)	Coupon (5)	Reference Rate (5)	Spread (5)	Maturity (6)	Ratings (2)	Value

	Communications Equipment (continued)

$1,929	MultiPlan, Inc., Term Loan B	4.854%	3-Month LIBOR	2.750%	6/07/23	B+	$1,842,829
3,899	Total Communications Equipment						3,719,803

	Consumer Finance – 0.5%

2,722	Verscend Technologies, Tern Loan B	6.544%	1-Month LIBOR	4.500%	8/27/25	B+	2,736,684

	Diversified Consumer Services – 1.2%

2,407	Cengage Learning Acquisitions, Inc., Term Loan B	6.294%	1-Month LIBOR	4.250%	6/07/23	B	2,286,549

484	Education Management LLC, Elevated Term Loan B, (4)	7.612%	1-Month LIBOR	5.500%	7/02/20	N/R	4,836

4,823	Houghton Mifflin, Term Loan B, First Lien	5.044%	1-Month LIBOR	3.000%	5/29/21	B	4,697,047
7,714	Total Diversified Consumer Services						6,988,432

	Diversified Telecommunication Services – 1.3%

4,974	Frontier Communications Corporation, Term Loan B	5.800%	1-Month LIBOR	3.750%	6/15/24	B	4,972,789

2,829	Numericable Group S.A., Term Loan B13	6.028%	1-Month LIBOR	4.000%	8/14/26	B	2,826,857
7,803	Total Diversified Telecommunication Services						7,799,646

	Energy Equipment & Services – 0.1%

895	PGS Finance, Inc., Term Loan	4.604%	3-Month LIBOR	2.500%	3/11/21	B3	834,273

	Equity Real Estate Investment Trust – 0.3%

1,737	Communications Sales & Leasing, Inc., Shortfall Term Loan	7.044%	1-Month LIBOR	5.000%	10/24/22	BB	1,697,264

	Food Products – 0.3%

1,985	Chobani, Inc., Term Loan B	5.544%	1-Month LIBOR	3.500%	10/07/23	B1	1,971,994

	Health Care Equipment & Supplies – 0.1%

714	Vyaire Medical, Inc., Term Loan B	7.070%	2-Month LIBOR	4.750%	4/30/25	B3	657,927

	Health Care Providers & Services – 1.3%

2,487	Air Medical Group Holdings, Inc., Term Loan B	5.307%	1-Month LIBOR	3.250%	4/28/22	B1	2,334,482

1,692	Air Methods Term Loan, First Lien	5.604%	3-Month LIBOR	3.500%	4/21/24	B	1,382,125

3,960	Kindred at Home Hospice, Term Loan B	5.813%	1-Month LIBOR	3.750%	7/02/25	B1	3,987,225
8,139	Total Health Care Providers & Services						7,703,832

	Health Care Technology – 1.5%

6,102	Emdeon, Inc., Term Loan	4.544%	1-Month LIBOR	2.500%	3/01/24	B+	6,081,819

1,677	Onex Carestream Finance LP, Term Loan, First Lien	7.794%	1-Month LIBOR	5.750%	2/28/21	B1	1,605,716

1,521	Onex Carestream Finance LP, Term Loan, Second Lien	11.544%	1-Month LIBOR	9.500%	6/07/21	B–	1,460,257
9,300	Total Health Care Technology						9,147,792

	Hotels, Restaurants & Leisure – 0.7%

3,978	Stars Group Holdings, Term Loan B	5.604%	3-Month LIBOR	3.500%	7/10/25	B+	4,000,217

	Household Durables – 0.8%

4,244	Apex Tool Group LLC, Third Amendment Term Loan	7.544%	1-Month LIBOR	5.500%	8/21/24	B–	4,135,898

1,333	Serta Simmons Holdings LLC, Term Loan, First Lien	5.543%	1-Month LIBOR	3.500%	11/08/23	CCC+	827,461
5,577	Total Household Durables						4,963,359

Principal Amount (000)	Description (1)	Coupon (5)	Reference Rate (5)	Spread (5)	Maturity (6)	Ratings (2)	Value

	Household Products – 0.4%

$2,700	KIK Custom Products Inc., Term Loan B2, (WI/DD)	TBD	TBD	TBD	TBD	B3	$2,568,375

	Insurance – 0.3%

1,950	Acrisure LLC, Term Loan B	6.354%	3-Month LIBOR	4.250%	11/22/23	B	1,944,720

	Interactive Media & Services – 0.6%

3,632	Rackspace Hosting, Inc., Refinancing Term Loan B, First Lien	5.287%	3-Month LIBOR	3.000%	11/03/23	BB+	3,342,408

	Internet Software & Services – 0.9%

3,920	Ancestry.com, Inc., Term Loan, First Lien	5.800%	1-Month LIBOR	3.750%	10/19/23	B	3,883,526

529	Dynatrace, Term Loan, First Lien	4.794%	1-Month LIBOR	2.750%	8/23/25	B1	532,008

2,825	SkillSoft Corporation, Term Loan, Second Lien	10.446%	6-Month LIBOR	8.250%	4/28/22	Ca	863,193
7,274	Total Internet Software & Services						5,278,727

	IT Services – 0.4%

2,928	Syniverse Holdings, Inc., Term Loan C	7.028%	1-Month LIBOR	5.000%	3/09/23	B2	2,763,680

	Machinery – 0.1%

898	TNT Crane and Rigging Inc., Initial Term Loan, First Lien	6.604%	3-Month LIBOR	4.500%	11/27/20	CCC+	822,819

	Marine – 0.2%

992	Harvey Gulf International Marine, Inc., Exit Term Loan	8.034%	6-Month LIBOR	6.000%	7/02/23	B	857,796

	Media – 1.2%

985	Affinion Group Holdings, Inc., Consenting Term Loan, (cash 4.304%, PIK 1.750%)	6.054%	1-Month LIBOR	4.000%	4/10/24	N/R	844,709

5,342	Clear Channel Communications, Inc., Exit Term Loan, (DD1)	6.100%	1-Month LIBOR	4.000%	5/01/26	BB–	5,383,376

877	Cumulus Media, Inc., Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	B	880,408

323	McGraw-Hill Education Holdings LLC, Term Loan B	6.044%	1-Month LIBOR	4.000%	5/04/22	BB+	304,545
7,527	Total Media						7,413,038

	Oil, Gas & Consumable Fuels – 1.0%

3,913	Fieldwood Energy LLC, Exit Term Loan	7.506%	3-Month LIBOR	5.250%	4/11/22	BB–	3,409,896

3,520	Fieldwood Energy LLC, Exit Term Loan, Second Lien	9.506%	3-Month LIBOR	7.250%	4/11/23	B+	2,659,902
7,433	Total Oil, Gas & Consumable Fuels						6,069,798

	Personal Products – 0.8%

6,504	Revlon Consumer Products Corporation, Term Loan B, First Lien	5.624%	3-Month LIBOR	3.500%	9/07/23	B3	5,031,759

	Professional Services – 1.5%

4,210	Ceridian HCM Holding, Inc., Term Loan B	5.046%	1-Month LIBOR	3.000%	4/30/25	B	4,228,497

5,635	Skillsoft Corporation, Initial Term Loan, First Lien	6.946%	6-Month LIBOR	4.750%	4/28/21	Caa2	4,579,650
9,845	Total Professional Services						8,808,147

	Road & Rail – 0.1%

739	Ceva Group PLC, Term Loan B	7.104%	3-Month LIBOR	5.000%	8/03/25	B+	652,505

	Software – 3.1%

1,250	Blackboard, Inc., Term Loan B4	7.300%	3-Month LIBOR	5.000%	6/18/21	B–	1,248,244

Nuveen Symphony High Yield Income Fund (continued)

(formerly known as Nuveen Symphony Credit Opportunities Fund)

Portfolio of Investments    September 30, 2019

Principal Amount (000)	Description (1)	Coupon (5)	Reference Rate (5)	Spread (5)	Maturity (6)	Ratings (2)	Value

	Software (continued)

$3,596	Ellucian, Term Loan B, First Lien	5.354%	3-Month LIBOR	3.250%	9/30/22	B	$3,601,741

4,976	Epicor Software Corporation, Term Loan B	5.300%	1-Month LIBOR	3.250%	6/01/22	N/R	4,983,779

6,348	Greeneden U.S. Holdings II LLC, Term Loan B	5.294%	1-Month LIBOR	3.250%	12/01/23	B2	6,321,077

2,503	TIBCO Software, Inc., Term Loan B	6.070%	1-Month LIBOR	4.000%	7/03/26	BB–	2,509,740
18,673	Total Software						18,664,581

	Specialty Retail – 0.7%

4,307	Petsmart Inc., Term Loan B, First Lien	6.040%	1-Month LIBOR	4.000%	3/11/22	B	4,210,254
$146,283	Total Variable Rate Senior Loan Interests (cost $142,419,954)						134,994,182

Shares	Description (1)						Value

	COMMON STOCKS – 1.1%

	Diversified Consumer Services – 0.3%

131,431	Cengage Learning Holdings II Inc., (7), (8)						$1,544,314

	Internet & Direct Marketing Retail – 0.0%

652	Catalina Marketing Corp, (7), (8)						3,260

	Marine – 0.0%

2,332	HGIM Corp, (7), (8)						24,486

	Media – 0.5%

208,386	Clear Channel Outdoor Holdings Inc., (8)						525,133

183,957	iHeartMedia Inc., (8)						2,759,355

9,292	Tribune Co, (3)						5,110
	Total Media						3,289,598

	Software – 0.3%

156,442	Avaya Holdings Corp, (8)						1,600,402

	Specialty Retail – 0.0%

11,975	Gymboree Holding Corp, (7), (8)						5,988

32,604	Gymboree Holding Corp, (7), (8)						16,302
	Total Specialty Retail						22,290
	Total Common Stocks (cost $15,412,092)						6,484,350

Principal Amount (000)	Description (1)	Coupon			Maturity	Ratings (2)	Value

	CONVERTIBLE BONDS – 0.8%

	Biotechnology – 0.8%

$2,950	Acorda Therapeutics Inc.	1.750%			6/15/21	N/R	$2,308,196

1,154	BioMarin Pharmaceutical Inc.	5.990%			8/01/24	N/R	1,134,378

1,575	Clovis Oncology Inc., 144A	4.500%			8/01/24	N/R	1,181,552
5,679	Total Biotechnology						4,624,126

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Oil, Gas & Consumable Fuels – 0.0%

$475	Denbury Resources Inc., 144A	6.375%	12/31/24	B	$276,373
$6,154	Total Convertible Bonds (cost $5,836,833)				4,900,499

Shares	Description (1)				Value

	COMMON STOCK RIGHTS – 0.1%

	Oil, Gas & Consumable Fuels – 0.1%

2,935	Fieldwood Energy LLC, (7), (8)				$72,641

14,531	Fieldwood Energy LLC, (7), (8)				359,643
	Total Common Stock Rights (cost $414,740)				432,284

Shares	Description (1)				Value

	WARRANTS – 0.0%

	Communications Equipment – 0.0%

45,063	Avaya Holdings Corp, (7)				$57,455

	Marine – 0.0%

10,423	HGIM Corp, (7), (8)				104,230
	Total Warrants (cost $5,060,813)				161,685
	Total Long-Term Investments (cost $586,092,669)				578,275,231

Shares	Description (1)	Coupon			Value

	SHORT-TERM INVESTMENTS – 5.2%

	INVESTMENT COMPANIES – 5.2%

31,131,109	BlackRock Liquidity Funds T-Fund Portfolio, (9)	2.095% (10)			$31,131,109
	Total Short-Term Investments (cost $31,131,109)				31,131,109
	Total Investments (cost $617,223,778) – 101.4%				609,406,340
	Other Assets Less Liabilities – (1.4)%				(8,162,391)
	Net Assets – 100%				$601,243,949

Nuveen Symphony High Yield Income Fund (continued)

(formerly known as Nuveen Symphony Credit Opportunities Fund)

Portfolio of Investments    September 30, 2019

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market index or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(3)

Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 3 – Investment Valuation and Fair Value Measurements for more information.

(4)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.

(5)

Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate (Reference Rate) plus an assigned fixed rate (Spread). These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the Agent Bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(6)

Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(7)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 3 – Investment Valuation and Fair Value Measurements for more information.

(8)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(9)	A copy of the most recent financial statements for these investment companies can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(10)	The rate shown is the annualized seven-day subsidized yield as of the end of the reporting period.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

DD1	Portion of investment purchased on a delayed delivery basis.

LIBOR	London Inter-Bank Offered Rate

N/A	Not Applicable.

PIK

Payment-in-kind (“PIK”) security. Depending on the terms of the security, income may be received in the form of cash, securities, or a combination of both. The PIK rate shown, where applicable, represents the annualized rate of the last PIK payment made by the issuer as of the end of the reporting period.

TBD

Senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final coupon rate and maturity date.

WI/DD	Purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

Nuveen Symphony Floating Rate Income Fund

Portfolio of Investments    September 30, 2019

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	LONG-TERM INVESTMENTS – 97.5%

	VARIABLE RATE SENIOR LOAN INTERESTS – 84.3% (2)

	Aerospace & Defense – 1.8%

$3,357	MacDonald, Dettwiler and Associates, Ltd., Term Loan B	4.854%	3-Month LIBOR	2.750%	10/05/24	B	$2,967,672

4,545	Sequa Corporation, Term Loan B	7.187%	3-Month LIBOR	5.000%	11/28/21	B	4,514,098

4,444	Sequa Corporation, Term Loan, Second Lien	11.266%	3-Month LIBOR	9.000%	4/28/22	Caa2	4,385,692

2,111	Transdigm, Inc., Term Loan E	4.544%	1-Month LIBOR	2.500%	5/30/25	Ba3	2,105,186

6,352	Transdigm, Inc., Term Loan F	4.544%	1-Month LIBOR	2.500%	6/09/23	Ba3	6,344,697
20,809	Total Aerospace & Defense						20,317,345

	Air Freight & Logistics – 0.3%

1,088	PAE Holding Corporation, Term Loan B	7.604%	3-Month LIBOR	5.500%	10/20/22	B+	1,092,790

1,766	XPO Logistics, Inc., Term Loan B	4.044%	1-Month LIBOR	2.000%	2/24/25	BBB–	1,776,976
2,854	Total Air Freight & Logistics						2,869,766

	Airlines – 1.4%

1,343	Allegiant Travel Company, Term Loan B	6.709%	3-Month LIBOR	4.500%	2/05/24	BB–	1,358,361

3,175	American Airlines, Inc., Term Loan B	4.044%	1-Month LIBOR	2.000%	4/28/23	BB+	3,175,901

6,315	American Airlines, Inc., Term Loan B, (DD1)	4.028%	1-Month LIBOR	2.000%	12/14/23	BB+	6,319,115

2,765	United Air Lines, Inc., Term Loan B	3.794%	1-Month LIBOR	1.750%	4/01/24	BBB–	2,770,680

2,000	WestJet Airlines, Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	Ba2	2,017,350
15,598	Total Airlines						15,641,407

	Auto Components – 0.3%

1,400	DexKo Global, Inc., Term Loan B	5.544%	1-Month LIBOR	3.500%	7/24/24	B1	1,386,316

1,500	Johnson Controls Inc., Term Loan B	5.544%	1-Month LIBOR	3.500%	4/30/26	BB	1,490,160
2,900	Total Auto Components						2,876,476

	Automobiles – 0.3%

499	Caliber Collision, Term Loan B	5.542%	1-Month LIBOR	3.500%	2/05/26	B1	501,867

2,358	Navistar, Inc., Term Loan B	5.530%	1-Month LIBOR	3.500%	11/06/24	Ba2	2,352,135
2,857	Total Automobiles						2,854,002

	Beverages – 0.4%

4,549	Jacobs Douwe Egberts, Term Loan B	4.125%	1-Month LIBOR	2.000%	11/01/25	BB	4,560,165

	Biotechnology – 0.4%

4,034	Grifols, Inc., Term Loan B	4.197%	1-Week LIBOR	2.250%	1/31/25	BB+	4,059,015

	Building Products – 0.9%

957	Fairmount, Initial Term Loan	6.313%	3-Month LIBOR	4.000%	6/01/25	BB–	785,914

9,658	Quikrete Holdings, Inc., Term Loan B	4.794%	1-Month LIBOR	2.750%	11/15/23	BB–	9,634,620
10,615	Total Building Products						10,420,534

Nuveen Symphony Floating Rate Income Fund (continued)

Portfolio of Investments    September 30, 2019

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Capital Markets – 2.0%

$6,214	Capital Automotive LP, Term Loan, First Lien	4.550%	1-Month LIBOR	2.500%	3/24/24	B1	$6,226,145

4,237	Capital Automotive LP, Term Loan, Second Lien	8.044%	1-Month LIBOR	6.000%	3/24/25	CCC+	4,269,232

1,048	Lions Gate Entertainment Corporation, Term Loan A	3.794%	1-Month LIBOR	1.750%	3/22/23	Ba2	1,033,713

11,198	RPI Finance Trust, Term Loan B6	4.044%	1-Month LIBOR	2.000%	4/17/23	BBB–	11,269,422
22,697	Total Capital Markets						22,798,512

	Chemicals – 0.2%

1,995	Momentive Performance Materials USA, Inc., Term Loan B	5.300%	1-Month LIBOR	3.250%	5/15/24	BB–	1,984,407

	Commercial Services & Supplies – 2.4%

3,318	ADS Waste Holdings, Inc., Term Loan B	4.197%	1-Week LIBOR	2.250%	11/10/23	BB+	3,332,743

574	Brand Energy & Infrastructure Services, Inc., Term Loan B, First Lien	6.515%	3-Month LIBOR	4.250%	6/21/24	B–	562,441

2,000	Dun & Bradstreet Corp., Initial Term Loan	7.054%	1-Month LIBOR	5.000%	2/08/26	BB	2,014,820

245	Education Management LLC, Term Loan A, (5)	0.000%	N/A	N/A	7/02/20	N/R	2,447

354	Education Management LLC, Term Loan B, (5)	0.000%	N/A	N/A	7/02/20	N/R	477

10,789	Formula One Group, Term Loan B	4.544%	1-Month LIBOR	2.500%	2/01/24	B+	10,678,464

2,225	GFL Environmental, Term Loan	5.044%	1-Month LIBOR	3.000%	5/31/25	B+	2,210,277

4,104	iQor US, Inc., Term Loan, First Lien	7.319%	3-Month LIBOR	5.000%	4/01/21	Caa1	3,650,501

417	iQor US, Inc., Term Loan, Second Lien	11.069%	3-Month LIBOR	8.750%	4/01/22	Caa3	318,288

449	KAR Auction Services, Inc., Term Loan B6	4.313%	1-Month LIBOR	2.250%	9/19/26	Ba2	451,830

2,367	Trans Union LLC, Term Loan B4	4.054%	1-Month LIBOR	2.000%	6/19/25	BB+	2,378,858

591	West Corporation, Incremental Term Loan B1	5.544%	1-Month LIBOR	3.500%	10/10/24	BB+	524,919
27,433	Total Commercial Services & Supplies						26,126,065

	Communications Equipment – 1.7%

9,457	Avaya, Inc., Term Loan B	6.334%	2-Month LIBOR	4.250%	12/15/24	BB–	9,010,451

2,384	CommScope, Inc., Term Loan B	5.294%	1-Month LIBOR	3.250%	4/04/26	Ba3	2,379,723

2,382	Lumentum Holdings, Term Loan B	4.544%	1-Month LIBOR	2.500%	12/10/25	BB	2,393,910

2,382	Mitel US Holdings, Inc., Term Loan, First Lien	6.612%	1-Month LIBOR	4.500%	11/30/25	B	2,221,215

2,620	Plantronics, Term Loan B	4.544%	1-Month LIBOR	2.500%	7/02/25	Ba1	2,618,483
19,225	Total Communications Equipment						18,623,782

	Construction & Engineering – 0.4%

1,656	KBR, Inc., Term Loan B	5.794%	1-Month LIBOR	3.750%	4/25/25	Ba3	1,662,475

690	Pike Corp, Initial Term Loan	5.300%	1-Month LIBOR	3.250%	7/24/26	B	693,018

2,636	Traverse Midstream Partners, Term Loan B	6.050%	1-Month LIBOR	4.000%	9/27/24	B+	2,339,891
4,982	Total Construction & Engineering						4,695,384

	Consumer Finance – 0.5%

5,296	Verscend Technologies, Tern Loan B	6.544%	1-Month LIBOR	4.500%	8/27/25	B+	5,323,190

	Containers & Packaging – 0.6%

1,074	Berry Global, Inc., Term Loan Q	4.299%	1-Month LIBOR	2.250%	10/03/22	BBB–	1,079,709

2,381	Berry Global, Inc., Term Loan R	4.299%	1-Month LIBOR	2.250%	1/19/24	BBB–	2,392,917

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Containers & Packaging (continued)

$3,491	Berry Global, Inc., Term Loan U	4.549%	1-Month LIBOR	2.500%	5/15/26	BBB–	$3,512,145
6,946	Total Containers & Packaging						6,984,771

	Distributors – 0.2%

342	Insurance Auto Actions Inc., Term Loan	4.313%	1-Month LIBOR	2.250%	6/28/26	BB+	344,047

1,851	SRS Distribution, Inc., Term Loan B	5.294%	1-Month LIBOR	3.250%	5/24/25	B	1,808,233
2,193	Total Distributors						2,152,280

	Diversified Consumer Services – 1.5%

10,274	Cengage Learning Acquisitions, Inc., Term Loan B	6.294%	1-Month LIBOR	4.250%	6/07/23	B	9,757,518

167	Education Management LLC, Elevated Term Loan B, (5)	7.612%	1-Month LIBOR	5.500%	7/02/20	N/R	1,671

6,855	Houghton Mifflin, Term Loan B, First Lien	5.044%	1-Month LIBOR	3.000%	5/29/21	B	6,676,941
17,296	Total Diversified Consumer Services						16,436,130

	Diversified Financial Services – 0.8%

499	Blackstone CQP, Term Loan	5.656%	3-Month LIBOR	3.500%	6/20/24	B+	501,511

3,582	Getty Images, Inc., Initial Dollar Term Loan	6.563%	1-Month LIBOR	4.500%	2/19/26	B2	3,576,008

1,834	Lions Gate Entertainment Corp., Term Loan B	4.294%	1-Month LIBOR	2.250%	3/24/25	Ba2	1,832,964

1,500	Travelport LLC, Term Loan B	7.104%	3-Month LIBOR	5.000%	5/30/26	B+	1,362,322

3,418	Walter Investment Management Corporation, Term Loan B, First Lien, (5)	0.000%	N/A	N/A	6/30/22	Ca	1,414,225
10,833	Total Diversified Financial Services						8,687,030

	Diversified Telecommunication Services – 4.1%

888	CenturyLink, Inc., Initial Term Loan A	4.794%	1-Month LIBOR	2.750%	11/01/22	BBB–	892,263

16,749	CenturyLink, Inc., Term Loan B	4.794%	1-Month LIBOR	2.750%	1/31/25	BBB–	16,660,858

5,153	Frontier Communications Corporation, Term Loan B	5.800%	1-Month LIBOR	3.750%	6/15/24	B	5,151,589

1,299	Intelsat Jackson Holdings, S.A., Term Loan B5	6.625%	N/A	N/A	1/02/24	B1	1,330,876

6,773	Level 3 Financing, Inc., Term Loan B	4.294%	1-Month LIBOR	2.250%	2/22/24	BBB–	6,793,932

1,474	Lumos Networks, Term Loan B	5.044%	1-Month LIBOR	3.000%	11/17/24	B	1,460,264

10,019	Numericable Group S.A., Term Loan B13	6.028%	1-Month LIBOR	4.000%	8/14/26	B	10,013,013

3,523	Ziggo B.V., Term Loan E	4.528%	1-Month LIBOR	2.500%	4/15/25	BB	3,519,775
45,878	Total Diversified Telecommunication Services						45,822,570

	Electric Utilities – 0.6%

678	Calpine Corporation, Term Loan	4.544%	1-Month LIBOR	2.500%	8/12/26	BB+	680,326

1,000	ExGen Renewables, Term Loan	5.130%	3-Month LIBOR	3.000%	11/28/24	B	980,940

4,088	Vistra Operations Co., Term Loan B1	4.044%	1-Month LIBOR	2.000%	8/04/23	BBB–	4,106,250

1,155	Vistra Operations Co., Term Loan B3	4.036%	1-Month LIBOR	2.000%	12/31/25	BBB–	1,159,107
6,921	Total Electric Utilities						6,926,623

	Electronic Equipment, Instruments & Components – 0.2%

615	MTS Systems, Term Loan B	5.310%	1-Month LIBOR	3.250%	7/05/23	Ba2	616,081

1,620	TTM Technologies, Inc., Term Loan B	4.600%	1-Month LIBOR	2.500%	9/28/24	BB+	1,623,914
2,235	Total Electronic Equipment, Instruments & Components						2,239,995

Nuveen Symphony Floating Rate Income Fund (continued)

Portfolio of Investments    September 30, 2019

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Entertainment – 0.3%

$3,443	AMC Entertainment, Inc., Term Loan B	5.230%	6-Month LIBOR	3.000%	4/22/26	Ba2	$3,461,025

	Equity Real Estate Investment Trust – 2.3%

12,070	Communications Sales & Leasing, Inc., Shortfall Term Loan	7.044%	1-Month LIBOR	5.000%	10/24/22	BB	11,796,197

6,037	MGM Growth Properties, Term Loan B	4.044%	1-Month LIBOR	2.000%	3/23/25	BBB–	6,059,009

6,130	Realogy Group LLC, Term Loan A	4.296%	1-Month LIBOR	2.250%	2/08/23	BB+	5,931,329

1,606	Realogy Group LLC, Term Loan B	4.296%	1-Month LIBOR	2.250%	2/08/25	BB+	1,532,524
25,843	Total Equity Real Estate Investment Trust						25,319,059

	Food & Staples Retailing – 2.1%

9,397	Albertson’s LLC, Term Loan B7	4.794%	1-Month LIBOR	2.750%	11/17/25	BB	9,464,777

251	Albertson’s LLC, Term Loan B8	4.794%	1-Month LIBOR	2.750%	8/17/26	BB	253,270

1,479	C.H. Guenther, Term Loan, First Lien	4.794%	1-Month LIBOR	2.750%	3/31/25	B	1,482,466

433	Del Monte Foods Company, Term Loan, First Lien	7.250%	Prime	2.250%	2/18/21	CCC+	341,807

1,207	Hearthside Group Holdings LLC, Term Loan B	5.731%	1-Month LIBOR	3.688%	5/31/25	B	1,139,574

10,793	US Foods, Inc., Term Loan B	4.044%	1-Month LIBOR	2.000%	6/27/23	BB+	10,845,501
23,560	Total Food & Staples Retailing						23,527,395

	Health Care Equipment & Supplies – 0.9%

2,488	Agiliti Health, Inc., Initial Term Loan	5.125%	1-Month LIBOR	3.000%	1/04/26	B1	2,487,500

2,254	Carestream Dental Equipment, Inc., Initial Term Loan, First Lien	5.294%	1-Month LIBOR	3.250%	8/07/24	B	2,199,059

2,276	Kinetic Concepts, Inc., Term Loan B	7.250%	Prime	2.250%	2/03/24	B+	2,284,524

997	MedPlast, Term Loan, First Lien, (WI/DD)	TBD	TBD	TBD	TBD	B	935,138

2,879	Vyaire Medical, Inc., Term Loan B	7.070%	3-Month LIBOR	4.750%	4/30/25	B3	2,651,174
10,894	Total Health Care Equipment & Supplies						10,557,395

	Health Care Providers & Services – 5.9%

1,820	Acadia Healthcare, Inc., Term Loan B3	4.544%	1-Month LIBOR	2.500%	2/11/22	Ba2	1,824,827

2,239	Air Medical Group Holdings, Inc., Term Loan B	5.307%	1-Month LIBOR	3.250%	4/28/22	B1	2,101,007

995	Air Methods Term Loan, First Lien	5.604%	3-Month LIBOR	3.500%	4/21/24	B	812,842

974	Albany Molecular Research, Inc., Initial Term Loan, First Lien	5.294%	1-Month LIBOR	3.250%	8/31/24	B2	962,438

3,212	Ardent Health, Term Loan, First Lien	6.544%	1-Month LIBOR	4.500%	6/28/25	B1	3,224,569

2,753	Brightspring Health, Term Loan B	6.567%	1-Month LIBOR	4.500%	3/05/26	B1	2,761,077

995	Catalent Pharma Solutions, Inc., Dollar Term Loan B2	4.294%	1-Month LIBOR	2.250%	5/17/26	BB	999,353

1,456	Concentra, Inc., Term Loan B	4.540%	3-Month LIBOR	2.500%	6/01/22	B+	1,467,107

1,286	ConvaTec, Inc., Term Loan B	4.180%	1-Week LIBOR	2.250%	10/25/23	BB	1,290,497

3,250	DaVita, Inc., Term Loan B	4.294%	1-Month LIBOR	2.250%	8/12/26	BBB–	3,272,165

4,447	Envision Healthcare Corporation, Initial Term Loan	5.794%	1-Month LIBOR	3.750%	10/10/25	B+	3,642,474

8,554	HCA, Inc., Term Loan B10	4.044%	1-Month LIBOR	2.000%	3/13/25	BBB–	8,592,762

8,472	Kindred at Home Hospice, Term Loan B	5.813%	1-Month LIBOR	3.750%	7/02/25	B1	8,530,781

6,317	Lifepoint Health, Inc., Term Loan	6.554%	1-Month LIBOR	4.500%	11/16/25	B+	6,332,657

680	Millennium Laboratories, Inc., Term Loan B, First Lien	8.544%	1-Month LIBOR	6.500%	12/21/20	Caa3	306,132

12,899	Pharmaceutical Product Development, Inc., Term Loan B	4.544%	1-Month LIBOR	2.500%	8/18/22	Ba3	12,923,921

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Health Care Providers & Services (continued)

$265	Quorum Health Corp., Term Loan B	9.006%	3-Month LIBOR	6.750%	4/29/22	B1	$261,834

3,291	Select Medical Corporation, Term Loan B	4.580%	6-Month LIBOR	2.500%	3/06/25	Ba2	3,301,118

3,176	Team Health, Inc., Initial Term Loan	4.794%	1-Month LIBOR	2.750%	2/06/24	B+	2,633,120

496	Universal Health Services, Inc., Term Loan B	3.794%	1-Month LIBOR	1.750%	10/31/25	BBB–	498,319

364	Vizient, Inc., Term Loan B	4.544%	1-Month LIBOR	2.500%	5/06/26	BB–	366,068
67,941	Total Health Care Providers & Services						66,105,068

	Health Care Technology – 1.2%

5,877	Emdeon, Inc., Term Loan	4.544%	1-Month LIBOR	2.500%	3/01/24	B+	5,858,000

3,552	Onex Carestream Finance LP, Term Loan, First Lien	7.794%	1-Month LIBOR	5.750%	2/28/21	B1	3,401,263

1,717	Onex Carestream Finance LP, Term Loan, Second Lien	11.544%	1-Month LIBOR	9.500%	6/07/21	B–	1,647,923

2,000	Zelis Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	B	1,987,500
13,146	Total Health Care Technology						12,894,686

	Hotels, Restaurants & Leisure – 7.4%

2,390	24 Hour Fitness Worldwide, Inc., Term Loan B	5.612%	1-Month LIBOR	3.500%	5/31/25	Ba3	2,314,252

1,946	Arby’s Restaurant Group, Inc., Term Loan B	5.550%	3-Month LIBOR	3.250%	2/05/25	B	1,940,277

2,872	Boyd Gaming Corporation, Refinancing Term Loan B	4.166%	1-Week LIBOR	2.250%	9/15/23	BB	2,884,900

12,678	Burger King Corporation, Term Loan B3	4.294%	1-Month LIBOR	2.250%	2/16/24	BB	12,734,767

8,457	Caesars Entertainment Operating Company, Inc., Term Loan B	4.044%	1-Month LIBOR	2.000%	10/06/24	BB	8,462,023

7,448	Caesars Resort Collection, Term Loan, First Lien	4.794%	1-Month LIBOR	2.750%	12/22/24	BB	7,407,663

6,683	CityCenter Holdings LLC, Term Loan B	4.294%	1-Month LIBOR	2.250%	4/18/24	BB–	6,706,091

750	ClubCorp Operations, Inc., Term Loan B	4.854%	3-Month LIBOR	2.750%	9/18/24	B	670,939

2,250	Equinox Holdings, Inc., Initial Term Loan, Second Lien	9.044%	1-Month LIBOR	7.000%	3/08/25	CCC+	2,266,875

2,062	Equinox Holdings, Inc., Term Loan B1	5.044%	1-Month LIBOR	3.000%	3/08/24	B+	2,065,911

2,370	Four Seasons Holdings, Inc., Term Loan B	4.044%	1-Month LIBOR	2.000%	11/30/23	BB+	2,384,019

445	Hilton Hotels, Term Loan B2	3.768%	1-Month LIBOR	1.750%	6/21/26	BBB–	448,530

2,856	Intrawest Resorts Holdings, Inc., Term Loan B	5.044%	1-Month LIBOR	3.000%	7/31/24	B	2,868,923

8,514	Life Time Fitness, Inc., Term Loan B	4.874%	3-Month LIBOR	2.750%	6/15/22	BB–	8,526,523

8,346	Scientific Games Corp., Initial Term Loan B5	4.876%	2-Month LIBOR	2.750%	8/14/24	Ba3	8,287,604

8,959	Stars Group Holdings, Term Loan B	5.604%	3-Month LIBOR	3.500%	7/10/25	B+	9,010,154

1,474	Station Casino LLC, Term Loan B	4.550%	1-Month LIBOR	2.500%	6/08/23	BB–	1,482,365

2,473	Wyndham International, Inc., Term Loan B	3.794%	1-Month LIBOR	1.750%	5/30/25	BBB–	2,487,119
82,973	Total Hotels, Restaurants & Leisure						82,948,935

	Household Durables – 0.2%

3,250	Serta Simmons Holdings LLC, Term Loan, First Lien	5.543%	1-Month LIBOR	3.500%	11/08/23	CCC+	2,016,580

	Household Products – 1.1%

1,228	Energizer Holdings, Term Loan B	4.375%	1-Month LIBOR	2.250%	1/02/26	BB+	1,230,434

3,125	KIK Custom Products Inc., Term Loan B2	6.256%	3-Month LIBOR	4.000%	5/15/23	B3	2,972,656

7,485	Reynolds Group Holdings, Inc., Term Loan, First Lien	4.794%	1-Month LIBOR	2.750%	2/05/23	B+	7,507,487
11,838	Total Household Products						11,710,577

Nuveen Symphony Floating Rate Income Fund (continued)

Portfolio of Investments    September 30, 2019

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Independent Power & Renewable Electricity Producers – 0.2%

$2,351	Calpine Corporation, Term Loan B5	4.610%	3-Month LIBOR	2.500%	1/15/24	BB+	$2,359,856

	Industrial Conglomerates – 0.2%

2,271	Emerald Expositions Holding, Inc., Term Loan B	4.794%	1-Month LIBOR	2.750%	5/22/24	N/R	2,226,924

	Insurance – 1.6%

2,941	Acrisure LLC, Term Loan B	6.354%	3-Month LIBOR	4.250%	11/22/23	B	2,932,496

2,654	Alliant Holdings I LLC, Term Loan B	5.054%	1-Month LIBOR	3.000%	5/10/25	B	2,614,651

3,277	Asurion LLC, Term Loan B6	5.044%	1-Month LIBOR	3.000%	11/03/23	Ba3	3,293,073

5,507	Hub International Holdings, Inc., Term Loan B	5.267%	3-Month LIBOR	3.000%	4/25/25	B	5,452,002

3,653	USI Holdings Corporation, New Term Loan	5.104%	3-Month LIBOR	3.000%	5/16/24	B	3,597,780
18,032	Total Insurance						17,890,002

	Interactive Media & Services – 0.4%

4,955	Rackspace Hosting, Inc., Refinancing Term Loan B, First Lien	5.287%	3-Month LIBOR	3.000%	11/03/23	BB+	4,560,561

	Internet & Direct Marketing Retail – 0.8%

9,472	Uber Technologies, Inc., Term Loan	6.028%	1-Month LIBOR	4.000%	4/04/25	B1	9,434,149

	Internet Software & Services – 0.5%

1,289	Ancestry.com, Inc., Term Loan, First Lien	5.800%	1-Month LIBOR	3.750%	10/19/23	B	1,277,213

1,216	Dynatrace, Term Loan, First Lien	4.794%	1-Month LIBOR	2.750%	8/23/25	B1	1,222,562

3,498	SkillSoft Corporation, Term Loan, Second Lien	10.446%	6-Month LIBOR	8.250%	4/28/22	Ca	1,068,646

1,506	Thomson Reuters IP & S, Term Loan B	5.294%	1-Month LIBOR	3.250%	10/03/23	BB–	1,517,494
7,509	Total Internet Software & Services						5,085,915

	IT Services – 2.4%

1,007	DTI Holdings, Inc., Replacement Term Loan B1	7.006%	3-Month LIBOR	4.750%	9/30/23	B–	931,667

1,630	Gartner, Inc., Term Loan A	3.544%	1-Month LIBOR	1.500%	3/20/22	Ba1	1,640,782

4,202	GTT Communications, Inc., Term Loan, First Lien	4.790%	1-Month LIBOR	2.750%	5/31/25	BB–	3,400,706

1,165	Leidos Holdings, Inc., Term Loan B	3.813%	1-Month LIBOR	1.750%	8/22/25	BBB–	1,171,316

1,521	Neustar, Inc., Term Loan, Second Lien	10.044%	1-Month LIBOR	8.000%	8/08/25	CCC+	1,440,740

1,743	Neustar, Inc., Term Loan B4, First Lien	5.544%	1-Month LIBOR	3.500%	8/08/24	BB–	1,686,890

1,948	Presidio, Inc., Term Loan B	5.054%	3-Month LIBOR	2.750%	2/02/24	B+	1,952,726

2,014	Sabre, Inc., Term Loan B	4.044%	1-Month LIBOR	2.000%	2/22/24	BB	2,025,016

1,000	Syniverse Holdings, Inc., Initial Term Loan, Second Lien	11.028%	1-Month LIBOR	9.000%	3/11/24	CCC	805,000

8,668	Syniverse Holdings, Inc., Term Loan C	7.028%	1-Month LIBOR	5.000%	3/09/23	B2	8,182,123

2,135	Tempo Acquisition LLC, Term Loan B	5.044%	1-Month LIBOR	3.000%	5/01/24	B1	2,145,296

1,295	WEX, Inc., Term Loan B3	4.294%	1-Month LIBOR	2.250%	5/17/26	Ba2	1,303,872
28,328	Total IT Services						26,686,134

	Life Sciences Tools & Services – 0.2%

2,834	Parexel International Corp., Term Loan B	4.794%	1-Month LIBOR	2.750%	9/27/24	B2	2,697,739

	Machinery – 1.0%

1,242	Columbus McKinnon Corporation, Term Loan B	4.604%	3-Month LIBOR	2.500%	1/20/24	Ba2	1,248,326

2,859	Gardner Denver, Inc., Term Loan B	4.794%	1-Month LIBOR	2.750%	7/30/24	BB+	2,873,381

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Machinery (continued)

$2,187	Gates Global LLC, Term Loan B	4.794%	1-Month LIBOR	2.750%	4/01/24	B+	$2,157,543

1,174	NN, Inc., Term Loan	5.794%	1-Month LIBOR	3.750%	10/19/22	B	1,157,754

3,532	TNT Crane and Rigging Inc., Initial Term Loan, First Lien	6.604%	3-Month LIBOR	4.500%	11/27/20	CCC+	3,237,620

1,325	TNT Crane and Rigging, Inc., Term Loan, Second Lien	11.104%	3-Month LIBOR	9.000%	11/27/21	CCC–	945,725
12,319	Total Machinery						11,620,349

	Marine – 0.4%

922	American Commercial Lines LLC, Term Loan B, First Lien	10.794%	1-Month LIBOR	8.750%	11/12/20	CCC+	514,177

4,207	Harvey Gulf International Marine, Inc., Exit Term Loan	8.034%	6-Month LIBOR	6.000%	7/02/23	B	3,639,176
5,129	Total Marine						4,153,353

	Media – 10.1%

233	Advantage Sales & Marketing, Inc., Term Loan B2, First Lien, (DD1)	5.294%	1-Month LIBOR	3.250%	7/25/21	B2	216,882

585	Advantage Sales & Marketing, Inc., Term Loan, First Lien, (DD1)	5.294%	1-Month LIBOR	3.250%	7/25/21	B2	548,006

1,828	Affinion Group Holdings, Inc., Consenting Term Loan, (cash 4.304%, PIK 1.750%)	6.054%	1-Month LIBOR	4.000%	4/10/24	N/R	1,567,428

1,933	Cable One, Inc., Term Loan B	3.800%	1-Month LIBOR	1.750%	5/01/24	BB+	1,937,513

315	Catalina Marketing Corporation, First Out Loan	9.557%	1-Month LIBOR	7.500%	2/15/23	N/R	266,524

405	Catalina Marketing Corporation, Last Out PIK Term Loan, (cash 3.057%, PIK 9.500%)	3.057%	1-Month LIBOR	1.000%	8/15/23	N/R	179,067

2,678	CBS Radio, Inc., Term Loan B	4.804%	1-Month LIBOR	2.750%	11/18/24	BB	2,684,930

7,060	Cequel Communications LLC, Term Loan B	4.278%	1-Month LIBOR	2.250%	1/15/26	BB	7,067,218

9,708	Charter Communications Operating Holdings LLC, Term Loan B	4.050%	3-Month LIBOR	2.000%	4/30/25	BBB–	9,777,533

173	Cineworld Group PLC, Term Loan B	4.294%	1-Month LIBOR	2.250%	2/28/25	BB–	172,254

14,229	Clear Channel Communications, Inc., Exit Term Loan, (DD1)	6.100%	1-Month LIBOR	4.000%	5/01/26	BB–	14,337,903

11,965	Clear Channel Outdoor Holdings, Inc., Term Loan B	5.544%	1-Month LIBOR	3.500%	8/23/26	B+	12,014,826

2,365	CSC Holdings LLC	4.528%	1-Month LIBOR	2.500%	4/15/27	BB	2,373,660

1,456	CSC Holdings LLC, Refinancing Term Loan	4.278%	1-Month LIBOR	2.250%	7/17/25	BB	1,457,747

2,101	Cumulus Media Inc., Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	B	2,109,435

795	Gray Television, Inc., Term Loan B2	4.582%	3-Month LIBOR	2.250%	2/07/24	BB+	797,142

943	Gray Television, Inc., Term Loan C	4.832%	3-Month LIBOR	2.500%	1/02/26	BB+	947,523

1,842	IMG Worldwide, Inc., Term Loan B	4.800%	1-Month LIBOR	2.750%	5/16/25	B	1,793,470

15,287	Intelsat Jackson Holdings, S.A., Term Loan B	5.804%	1-Month LIBOR	3.750%	11/27/23	B1	15,351,275

474	Lamar Media Corp., Term Loan B	3.813%	1-Month LIBOR	1.750%	3/14/25	BBB–	476,578

8,915	McGraw-Hill Education Holdings LLC, Term Loan B	6.044%	1-Month LIBOR	4.000%	5/04/22	BB+	8,413,320

1,213	Mediacom Broadband LLC, Term Loan N	3.680%	1-Week LIBOR	1.750%	2/15/24	BBB–	1,218,180

1,856	Meredith Corporation, Term Loan B1	4.794%	1-Month LIBOR	2.750%	1/31/25	Ba2	1,860,140

1,977	Metro-Goldwyn-Mayer, Inc., Term Loan, First Lien	4.550%	1-Month LIBOR	2.500%	7/03/25	BB	1,977,519

3,950	Metro-Goldwyn-Mayer, Inc., Term Loan, Second Lien	6.550%	1-Month LIBOR	4.500%	7/06/26	B2	3,920,375

2,523	NAI Entertainment Holdings, Term Loan B	4.550%	1-Month LIBOR	2.500%	5/08/25	BB	2,530,659

2,000	Nexstar Broadcasting, Inc., Term Loan B	4.807%	1-Month LIBOR	2.750%	9/19/26	BB	2,011,400

Nuveen Symphony Floating Rate Income Fund (continued)

Portfolio of Investments    September 30, 2019

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Media (continued)

$1,519	Nexstar Broadcasting, Inc., Term Loan B3	4.350%	1-Month LIBOR	2.250%	1/17/24	BB	$1,522,923

7,626	Nexstar Broadcasting, Inc., Term Loan B3	4.294%	1-Month LIBOR	2.250%	1/17/24	BB	7,644,920

1,500	Sinclair Television Group, Term Loan B2	4.540%	1-Month LIBOR	2.500%	9/30/26	BB+	1,508,130

5,134	Sinclair Television Group, Term Loan B2	4.300%	1-Month LIBOR	2.250%	1/03/24	BB+	5,155,432
114,588	Total Media						113,839,912

	Multiline Retail – 0.4%

1,789	Belk, Inc., Term Loan B, First Lien	6.803%	6-Month LIBOR	4.750%	12/10/22	B2	1,316,016

3,027	EG America LLC, Term Loan, First Lien	6.104%	3-Month LIBOR	4.000%	2/05/25	B	2,997,505
4,816	Total Multiline Retail						4,313,521

	Oil, Gas & Consumable Fuels – 2.8%

661	BCP Renaissance Parent, Term Loan B	5.756%	3-Month LIBOR	3.500%	11/01/24	BB–	632,757

4,088	California Resources Corporation, Term Loan	12.419%	1-Month LIBOR	10.375%	12/31/21	B	3,587,447

7,809	California Resources Corporation, Term Loan B	6.794%	1-Month LIBOR	4.750%	12/31/22	B	6,989,121

4,115	Delek US Holdings, Inc., Initial Loan	4.354%	1-Month LIBOR	2.250%	3/30/25	BBB–	4,112,346

10,996	Fieldwood Energy LLC, Exit Term Loan	7.506%	3-Month LIBOR	5.250%	4/11/22	BB–	9,582,969

5,977	Fieldwood Energy LLC, Exit Term Loan, Second Lien	9.506%	3-Month LIBOR	7.250%	4/11/23	B+	4,516,257

1,841	Peabody Energy Corporation, Term Loan B	4.794%	1-Month LIBOR	2.750%	3/31/25	BB	1,721,787
35,487	Total Oil, Gas & Consumable Fuels						31,142,684

	Personal Products – 1.1%

5,416	Coty, Inc., Term Loan A	3.542%	1-Month LIBOR	1.500%	4/05/23	BB–	5,199,292

264	Coty, Inc., Term Loan B	4.292%	1-Month LIBOR	2.250%	4/05/25	BB–	256,743

1,750	Edgewell Personal Care Company, Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	BB	1,755,477

6,051	Revlon Consumer Products Corporation, Term Loan B, First Lien	5.624%	3-Month LIBOR	3.500%	9/07/23	B3	4,681,139
13,481	Total Personal Products						11,892,651

	Pharmaceuticals – 2.5%

4,699	Alphabet Holding Company, Inc., Initial Term Loan, First Lien	5.544%	1-Month LIBOR	3.500%	9/28/24	B–	4,357,642

1,000	Alphabet Holding Company, Inc., Initial Term Loan, Second Lien	9.794%	1-Month LIBOR	7.750%	8/15/25	CCC	871,670

6,541	Concordia Healthcare Corp, Exit Term Loan	7.528%	1-Month LIBOR	5.500%	9/06/24	B–	6,198,057

673	Mallinckrodt International Finance S.A., Term Loan B, First Lien	4.863%	3-Month LIBOR	2.750%	9/24/24	B2	507,480

499	Mallinckrodt International Finance S.A., Term Loan, First Lien, (DD1)	5.175%	3-Month LIBOR	3.000%	2/24/25	B2	375,048

2,947	Prestige Brands, Inc., Term Loan B4	4.044%	1-Month LIBOR	2.000%	1/26/24	BB	2,957,953

1,239	Valeant Pharmaceuticals International, Inc., Term Loan B	4.789%	1-Month LIBOR	2.750%	11/27/25	Ba2	1,242,588

10,823	Valeant Pharmaceuticals International, Inc., Term Loan, First Lien	5.039%	1-Month LIBOR	3.000%	6/02/25	Ba2	10,878,860
28,421	Total Pharmaceuticals						27,389,298

	Professional Services – 1.4%

4,000	Ceridian HCM Holding, Inc., Term Loan B	5.046%	1-Month LIBOR	3.000%	4/30/25	B	4,016,657

5,549	Nielsen Finance LLC, Term Loan B4	4.042%	1-Month LIBOR	2.000%	10/04/23	BBB–	5,552,343

1,136	On Assignment, Inc., Term Loan B	4.044%	1-Month LIBOR	2.000%	4/02/25	BB	1,140,903

628	On Assignment, Inc., Term Loan B3	4.044%	1-Month LIBOR	2.000%	6/05/22	BB	630,613

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Professional Services (continued)

$5,436	Skillsoft Corporation, Initial Term Loan, First Lien	6.946%	6-Month LIBOR	4.750%	4/28/21	Caa2	$4,418,440
16,749	Total Professional Services						15,758,956

	Real Estate Management & Development – 0.9%

2,481	Forest City, Term Loan B	6.044%	1-Month LIBOR	4.000%	12/07/25	B+	2,502,576

7,542	GGP, Initial Term Loan A2	4.294%	1-Month LIBOR	2.250%	8/24/23	BB+	7,447,259
10,023	Total Real Estate Management & Development						9,949,835

	Road & Rail – 1.0%

6,912	Avolon LLC, Term Loan B3	3.794%	1-Month LIBOR	1.750%	1/15/25	Baa2	6,946,108

2,116	Savage Enterprises LLC, Initial Term Loan	6.040%	1-Month LIBOR	4.000%	8/01/25	B+	2,140,442

2,375	United Rentals (North America), Inc., Term B Loan	3.794%	1-Month LIBOR	1.750%	10/31/25	BBB–	2,388,082
11,403	Total Road & Rail						11,474,632

	Semiconductors & Semiconductor Equipment – 0.7%

1,797	Cabot Microelectronics, Term Loan B	4.313%	1-Month LIBOR	2.250%	11/15/25	BB+	1,806,193

1,345	Lumileds, Term Loan B	5.585%	3-Month LIBOR	3.500%	6/30/24	CCC+	645,942

2,750	Microchip Technology, Inc., Term Loan B	4.050%	1-Month LIBOR	2.000%	5/29/25	Baa3	2,762,955

2,915	ON Semiconductor Corporation, New Replacement Term Loan B4	4.044%	1-Month LIBOR	2.000%	9/19/26	BB	2,931,443
8,807	Total Semiconductors & Semiconductor Equipment						8,146,533

	Software – 7.2%

1,390	Applied Systems, Inc., Initial Term Loan, First Lien	5.104%	3-Month LIBOR	3.000%	9/19/24	B2	1,390,004

2,813	Blackboard, Inc., Term Loan B4	7.300%	3-Month LIBOR	5.000%	6/18/21	B–	2,808,744

1,526	Compuware Corporation, Term Loan, First Lien	6.044%	1-Month LIBOR	4.000%	8/23/25	B	1,534,208

1,040	Ellucian, Term Loan B, First Lien	5.354%	3-Month LIBOR	3.250%	9/30/22	B	1,041,648

2,737	Epicor Software Corporation,Term Loan B	5.300%	1-Month LIBOR	3.250%	6/01/22	N/R	2,741,079

2,598	Greeneden U.S. Holdings II LLC, Term Loan B	5.294%	1-Month LIBOR	3.250%	12/01/23	B2	2,587,522

748	Greenway Health, Term Loan, First Lien	5.850%	3-Month LIBOR	3.750%	2/16/24	B	662,057

9,135	Infor (US), Inc., Term Loan B	4.854%	3-Month LIBOR	2.750%	2/01/22	Ba3	9,158,958

5,145	Informatica, Term Loan B	5.294%	1-Month LIBOR	3.250%	8/06/22	B1	5,171,645

1,325	Kronos Incorporated, Term Loan B	5.253%	3-Month LIBOR	3.000%	11/01/23	B	1,328,740

1,500	Kronos Incorporated, Term Loan B, Second Lien	10.503%	3-Month LIBOR	8.250%	11/01/24	CCC	1,528,747

1,313	McAfee Holdings International, Inc., Term Loan, Second Lien	10.544%	1-Month LIBOR	8.500%	9/28/25	B–	1,330,002

4,925	McAfee LLC, Term Loan B	5.794%	1-Month LIBOR	3.750%	9/29/24	B	4,941,593

1,376	Micro Focus International PLC, New Term Loan	4.544%	1-Month LIBOR	2.500%	6/21/24	BB+	1,360,936

9,291	Micro Focus International PLC, Term Loan B	4.544%	1-Month LIBOR	2.500%	6/21/24	BB+	9,190,738

1,584	Micro Focus International PLC, Term Loan B2	4.294%	1-Month LIBOR	2.250%	11/30/21	BB+	1,584,843

997	Misys, New Term Loan, First Lien	5.696%	6-Month LIBOR	3.500%	6/16/24	BB+	972,439

3,113	Misys, New Term Loan, Second Lien	9.446%	6-Month LIBOR	7.250%	6/13/25	BB–	2,990,506

2,000	Perforce Software Inc., Term Loan, First Lien	6.544%	1-Month LIBOR	4.500%	7/08/26	B2	2,002,080

2,305	Press Ganey Holdings, Inc., Term Loan, First Lien	5.544%	1-Month LIBOR	3.500%	7/26/26	B	2,302,382

1,955	Quintiles Transnational Corporation, Dollar Term Loan B3	3.854%	3-Month LIBOR	1.750%	6/11/25	BBB–	1,960,301

Nuveen Symphony Floating Rate Income Fund (continued)

Portfolio of Investments    September 30, 2019

Principal Amount (000)	Description (1)	Coupon (2)	Reference Rate (2)	Spread (2)	Maturity (3)	Ratings (4)	Value

	Software (continued)

$2,032	RP Crown Parent LLC, Term Loan B	4.804%	1-Month LIBOR	2.750%	10/12/23	B1	$2,036,771

5,629	SS&C Technologies, Inc./ Sunshine Acquisition II, Inc., Term Loan B3	4.294%	1-Month LIBOR	2.250%	4/16/25	BB+	5,654,844

3,718	SS&C Technologies, Inc./ Sunshine Acquisition II, Inc., Term Loan B4	4.294%	1-Month LIBOR	2.250%	4/16/25	BB+	3,735,156

5,540	SS&C Technologies, Inc./ Sunshine Acquisition II, Inc., Term Loan B5	4.294%	1-Month LIBOR	2.250%	4/16/25	BB+	5,568,994

4,226	TIBCO Software, Inc., Term Loan B	6.070%	1-Month LIBOR	4.000%	7/03/26	BB–	4,237,188

1,000	Ultimate Software, Term Loan, First Lien	5.794%	1-Month LIBOR	3.750%	5/03/26	B	1,007,110
80,961	Total Software						80,829,235

	Specialty Retail – 1.5%

3,249	Academy, Ltd., Term Loan B	6.100%	1-Month LIBOR	4.000%	7/01/22	CCC+	2,285,825

2,296	Petco Animal Supplies, Inc., Term Loan B1	5.506%	3-Month LIBOR	3.250%	1/26/23	B2	1,749,038

12,678	Petsmart Inc., Term Loan B, First Lien	6.040%	1-Month LIBOR	4.000%	3/11/22	B	12,392,115

786	Serta Simmons Holdings LLC, Term Loan, Second Lien	10.057%	1-Month LIBOR	8.000%	11/08/24	CCC–	268,698
19,009	Total Specialty Retail						16,695,676

	Technology Hardware, Storage & Peripherals – 2.1%

6,020	BMC Software, Inc., Term Loan B	6.294%	1-Month LIBOR	4.250%	10/02/25	B	5,803,757

12,436	Dell International LLC, Refinancing Term Loan B1	4.050%	1-Month LIBOR	2.000%	9/19/25	BBB–	12,509,811

994	Diebold, Inc., Term Loan A1	11.296%	1-Month LIBOR	9.250%	8/30/22	B–	1,050,224

853	NCR Corporation, Delayed Draw, Term Loan, (6)	4.550%	N/A	4.550%	8/28/26	BBB–	856,000

747	NCR Corporation, Term Loan B	4.550%	1-Month LIBOR	2.500%	8/28/26	BBB–	749,000

2,648	Western Digital, Term Loan B	3.862%	1-Month LIBOR	1.750%	4/29/23	BBB–	2,646,054
23,698	Total Technology Hardware, Storage & Peripherals						23,614,846

	Trading Companies & Distributors – 0.9%

4,274	Fly Funding II S.a r.l., Term Loan B	4.180%	3-Month LIBOR	2.000%	2/09/23	Ba2	4,283,505

2,735	Hayward Industries, Inc., Initial Term Loan, First Lien	5.544%	1-Month LIBOR	3.500%	8/04/24	B	2,649,838

1,974	Univar, Inc., Term Loan B	4.294%	1-Month LIBOR	2.250%	7/01/24	BB+	1,981,711

1,613	Utility One Source, Term Loan B	7.544%	1-Month LIBOR	5.500%	4/18/23	B	1,633,747
10,596	Total Trading Companies & Distributors						10,548,801

	Transportation Infrastructure – 0.3%

1,489	Atlantic Aviation FBO Inc., Term Loan	5.800%	1-Month LIBOR	3.750%	12/06/25	BB	1,501,777

699	Standard Aero, Canadien Term Loan	6.104%	3-Month LIBOR	4.000%	4/04/26	BB	703,451

1,301	Standard Aero, USD Term Loan B	6.104%	3-Month LIBOR	4.000%	4/08/26	BB	1,308,419
3,489	Total Transportation Infrastructure						3,513,647

	Wireless Telecommunication Services – 1.3%

14,399	Sprint Corporation, Term Loan, First Lien	4.563%	1-Month LIBOR	2.500%	2/03/24	BB+	14,318,040
$970,161	Total Variable Rate Senior Loan Interests (cost $957,564,320)						941,083,418

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	CORPORATE BONDS – 11.5%

	Commercial Services & Supplies – 0.6%

$6,450	ADT Security Corp	6.250%	10/15/21	BB–	$6,869,250

	Communications Equipment – 1.3%

160	Avaya Inc., 144A, (5), (7)	7.000%	4/01/19	N/R	—

3,950	Avaya Inc., 144A, (5), (7)	10.500%	3/01/21	N/R	—

7,667	Intelsat Jackson Holdings SA	5.500%	8/01/23	CCC+	7,152,544

6,700	Intelsat Jackson Holdings SA, 144A	9.750%	7/15/25	CCC+	6,998,150
18,477	Total Communications Equipment				14,150,694

	Containers & Packaging – 0.9%

9,691	Reynolds Group Issuer Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu	5.750%	10/15/20	B+	9,711,428

	Diversified Telecommunication Services – 1.1%

3,900	CenturyLink Inc.	5.800%	3/15/22	BB	4,109,625

4,000	CenturyLink Inc.	6.750%	12/01/23	BB	4,380,000

4,000	Frontier Communications Corp, 144A	8.000%	4/01/27	B	4,218,760
11,900	Total Diversified Telecommunication Services				12,708,385

	Energy Equipment & Services – 0.2%

2,000	Bausch Health Cos Inc., 144A	6.125%	4/15/25	B	2,075,000

	Health Care Providers & Services – 0.5%

5,000	Tenet Healthcare Corp	8.125%	4/01/22	B–	5,412,500

	Hotels, Restaurants & Leisure – 1.3%

1,730	MGM Resorts International	6.750%	10/01/20	BB	1,794,875

2,400	MGM Resorts International	7.750%	3/15/22	BB	2,685,024

5,000	MGM Resorts International	6.000%	3/15/23	BB	5,508,500

2,571	Scientific Games International Inc.	10.000%	12/01/22	B–	2,673,840

2,000	Scientific Games International Inc., 144A	5.000%	10/15/25	Ba3	2,063,600
13,701	Total Hotels, Restaurants & Leisure				14,725,839

	IT Services – 0.3%

2,500	Genesys Telecommunications Laboratories Inc./Greeneden Lux 3 Sarl/Greeneden US Ho, 144A	10.000%	11/30/24	CCC+	2,702,650

	Media – 1.8%

800	CCO Holdings LLC / CCO Holdings Capital Corp	5.750%	9/01/23	BB+	816,000

200	Charter Communications Operating LLC / Charter Communications Operating Capital	3.579%	7/23/20	BBB–	201,790

3,905	Clear Channel Worldwide Holdings Inc., 144A	9.250%	2/15/24	B–	4,290,267

7,091	iHeartCommunications Inc., (5), (7)	9.000%	12/15/19	N/R	—

18,490	iHeartCommunications Inc., (5), (7)	12.000%	8/01/21	N/R	—

9,723	iHeartCommunications Inc.	8.375%	5/01/27	B–	10,500,705

Nuveen Symphony Floating Rate Income Fund (continued)

Portfolio of Investments    September 30, 2019

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Media (continued)

$4,430	Nielsen Finance LLC / Nielsen Finance Co, 144A	5.000%	4/15/22	BB	$4,442,404
44,639	Total Media				20,251,166

	Oil, Gas & Consumable Fuels – 0.0%

250	Oasis Petroleum Inc., 144A	6.250%	5/01/26	BB–	202,500

250	Whiting Petroleum Corp	6.625%	1/15/26	BB–	168,750
500	Total Oil, Gas & Consumable Fuels				371,250

	Pharmaceuticals – 1.3%

5,240	Advanz Pharma Corp	8.000%	9/06/24	B–	5,095,900

2,000	Bausch Health Cos Inc., 144A	7.000%	3/15/24	Ba2	2,101,920

6,000	Bausch Health Cos Inc., 144A	9.000%	12/15/25	B	6,735,000
13,240	Total Pharmaceuticals				13,932,820

	Semiconductors & Semiconductor Equipment – 0.1%

621	Advanced Micro Devices Inc.	7.500%	8/15/22	BB–	702,506

818	Advanced Micro Devices Inc.	7.000%	7/01/24	BB–	848,675
1,439	Total Semiconductors & Semiconductor Equipment				1,551,181

	Software – 0.8%

8,870	TIBCO Software Inc., 144A	11.375%	12/01/21	B–	9,255,291

	Wireless Telecommunication Services – 1.3%

4,790	Intelsat Connect Finance SA, 144A	9.500%	2/15/23	CCC–	4,429,265

4,623	Level 3 Financing Inc.	5.375%	8/15/22	BB	4,649,005

4,000	Sprint Communications Inc.	7.000%	8/15/20	B+	4,128,840

2,000	T-Mobile US Inc., (7)	6.000%	3/01/23	N/R	—

1,600	T-Mobile USA Inc.	6.000%	3/01/23	BB+	1,629,904
17,013	Total Wireless Telecommunication Services				14,837,014
$155,420	Total Corporate Bonds (cost $126,259,293)				128,554,468

Shares	Description (1)				Value

	COMMON STOCKS – 1.6%

	Diversified Consumer Services – 0.0%

17,726	Cengage Learning Holdings II Inc., (8), (9)				$208,281

	Energy Equipment & Services – 0.1%

76,990	Transocean Ltd				344,145

2,052	Vantage Drilling International, (8), (9)				430,920
	Total Energy Equipment & Services				775,065

	Health Care Providers & Services – 0.0%

65,945	Millennium Health LLC, (8), (9)				462

61,430	Millennium Health LLC, (7), (9)				67,551

57,666	Millennium Health LLC, (7), (9)				57,641
	Total Health Care Providers & Services				125,654

Shares	Description (1)		Value

	Internet & Direct Marketing Retail – 0.0%

7,503	Catalina Marketing Corp, (8), (9)		$37,515

	Marine – 0.0%

11,073	HGIM Corp, (8), (9)		116,267

	Media – 1.3%

1,305,573	Clear Channel Outdoor Holdings Inc., (9)		3,290,044

81,446	Cumulus Media Inc., (9)		1,184,225

615,176	iHeartMedia Inc., (9)		9,227,640
	Total Media		13,701,909

	Pharmaceuticals – 0.0%

18,761	Advanz Pharma Corp, (9)		224,944

	Software – 0.2%

244,528	Avaya Holdings Corp, (9)		2,501,521

	Specialty Retail – 0.0%

9,046	Gymboree Holding Corp, (8), (9)		4,523

24,628	Gymboree Holding Corp, (8), (9)		12,314
	Total Specialty Retail		16,837
	Total Common Stocks (cost $31,566,190)		17,707,993

Shares	Description (1)		Value

	COMMON STOCK RIGHTS – 0.1%

	Oil, Gas & Consumable Fuels – 0.1%

3,829	Fieldwood Energy LLC, (8), (9)		$94,768

18,956	Fieldwood Energy LLC, (8), (9)		469,161
	Total Common Stock Rights (cost $541,053)		563,929

Shares	Description (1)		Value

	WARRANTS – 0.0%

	Communications Equipment – 0.0%

16,108	Avaya Holdings Corp, (8)		$20,538

	Marine – 0.0%

49,473	HGIM Corp, (8), (9)		494,730
	Total Warrants (cost $3,344,740)		515,268
	Total Long-Term Investments (cost $1,119,275,596)		1,088,425,076

Shares	Description (1)	Coupon	Value

	SHORT-TERM INVESTMENTS – 1.7%

	INVESTMENT COMPANIES – 1.7%

18,622,178	BlackRock Liquidity Funds T-Fund Portfolio, (10)	2.095% (11)	$18,622,178
	Total Short-Term Investments (cost $18,622,178)		18,622,178
	Total Investments (cost $1,137,897,774) – 99.2%		1,107,047,254
	Other Assets Less Liabilities – 0.8%		8,740,745
	Net Assets – 100%		$1,115,787,999

Nuveen Symphony Floating Rate Income Fund (continued)

Portfolio of Investments    September 30, 2019

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market index or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)

Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate (Reference Rate) plus an assigned fixed rate (Spread). These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the Agent Bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(3)

Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(4)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(5)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.

(6)	Investment, or portion of investment, represents an outstanding unfunded senior loan commitment. See Notes to Financial Statements, Note 8 – Senior Loan Commitments for more information.

(7)

Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 3 – Investment Valuation and Fair Value Measurements for more information.

(8)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 3 – Investment Valuation and Fair Value Measurements for more information.

(9)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(10)	A copy of the most recent financial statements for these investment companies can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(11)	The rate shown is the annualized seven-day subsidized yield as of the end of the reporting period.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

DD1	Portion of investment purchased on a delayed delivery basis.

LIBOR	London Inter-Bank Offered Rate

N/A	Not Applicable.

PIK

Payment-in-kind (“PIK”) security. Depending on the terms of the security, income may be received in the form of cash, securities, or a combination of both. The PIK rate shown, where applicable, represents the annualized rate of the last PIK payment made by the issuer as of the end of the reporting period.

TBD

Senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final coupon rate and maturity date.

WI/DD	Purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

Statement of Assets and Liabilities

September 30, 2019

	Symphony High Yield Income	Symphony Floating Rate Income

Assets

Long-term investments, at value (cost $586,092,669 and $1,119,275,596, respectively)	$578,275,231	$1,088,425,076

Short-term investments, at value (cost approximates value)	31,131,109	18,622,178

Cash	—	3,637,661

Receivable for:

Interest	7,743,223	6,567,611

Investments sold	2,335,596	13,125,895

Shares sold	1,458,645	757,474

Other assets	77,850	122,530

Total assets	621,021,654	1,131,258,425

Liabilities

Cash overdraft	251,820	—

Payable for:

Dividends	170,511	482,679

Investments purchased	17,458,961	9,781,305

Shares redeemed	1,196,390	3,073,309

Unfunded senior loans	—	853,333

Accrued expenses:

Management fees	278,922	537,708

Trustees fees	48,367	86,415

12b-1 distribution and service fees	54,695	68,399

Other	318,039	587,278

Total liabilities	19,777,705	15,470,426

Net assets	$601,243,949	$1,115,787,999

See accompanying notes to financial statements.

Statement of Assets and Liabilities (continued)

	Symphony High Yield Income	Symphony Floating Rate Income

Class A Shares

Net assets	$47,646,734	$112,722,603

Shares outstanding	2,363,599	5,907,928

Net asset value (“NAV”) per share	$20.16	$19.08

Offering price per share (NAV per share plus maximum sales charge of 4.75% and 3.00%, respectively, of offering price)	$21.17	$19.67

Class C Shares

Net assets	$54,407,733	$53,639,373

Shares outstanding	2,702,049	2,811,231

NAV and offering price per share	$20.14	$19.08

Class R6 Shares

Net assets	$6,650,570	$54,122,185

Shares outstanding	328,345	2,823,290

NAV and offering price per share	$20.25	$19.17

Class I Shares

Net assets	$492,538,912	$895,303,838

Shares outstanding	24,414,087	46,883,434

NAV and offering price per share	$20.17	$19.10

Net assets consist of:

Capital paid-in	$739,209,605	$1,274,730,103

Total distributable earnings	(137,965,656)	(158,942,104)

Net assets	$601,243,949	$1,115,787,999

Authorized shares – per class	Unlimited	Unlimited

Par value per share	$0.01	$0.01

See accompanying notes to financial statements.

Statement of Operations

Year Ended September 30, 2019

	Symphony High Yield Income	Symphony Floating Rate Income

Investment Income	$36,700,171	$91,107,579

Expenses

Management fees	3,488,741	8,983,633

12b-1 service fees – Class A Shares	122,170	369,672

12b-1 distribution and service fees – Class C Shares	571,661	695,306

Shareholder servicing agent fees	674,476	1,378,897

Custodian fees	114,758	401,878

Trustees fees	16,477	53,968

Professional fees	96,208	122,066

Shareholder reporting expenses	132,216	235,472

Federal and state registration fees	90,360	98,456

Other	71,568	573,836

Total expenses before fee waiver/expense reimbursement	5,378,635	12,913,184

Fee waiver/expense reimbursement	(254,991)	—

Net expenses	5,123,644	12,913,184

Net investment income (loss)	31,576,527	78,194,395

Realized and Unrealized Gain (Loss)

Net realized gain (loss) from:

Investments	(32,838,024)	(58,529,879)

Swaps	54,709	—

Change in net unrealized appreciation (depreciation) of Investments	30,803,967	(12,536,753)

Net realized and unrealized gain (loss)	(1,979,348)	(71,066,632)

Net increase (decrease) in net assets from operations	$29,597,179	$7,127,763

See accompanying notes to financial statements.

Statement of Changes in Net Assets

	Symphony High Yield Income		Symphony Floating Rate Income
	Year Ended 9/30/2019	Year Ended 9/30/18	Year Ended 9/30/2019	Year Ended 9/30/18

Operations

Net investment income (loss)	$31,576,527	$36,829,938	$78,194,395	$93,368,263

Net realized gain (loss) from:

Investments	(32,838,024)	(10,336,128)	(58,529,879)	(13,332,536)

Swaps	54,709	(302,301)	—	—

Change in net unrealized appreciation (depreciation) of:

Investments	30,803,967	6,112,384	(12,536,753)	19,256,687

Swaps	—	(116,977)	—	—

Net increase (decrease) in net assets from operations	29,597,179	32,186,916	7,127,763	99,292,414

Distributions to Shareholders

Dividends

Class A Shares	(2,663,173)	(4,273,684)	(7,127,233)	(9,392,308)

Class C Shares	(2,698,904)	(3,476,708)	(2,854,282)	(3,010,178)

Class R6 Shares	(368,627)	(292,094)	(875,808)	(82,923)

Class I Shares	(27,192,079)	(31,880,717)	(67,613,446)	(84,360,286)

Class T Shares(1)	—	(1,394)	—	(1,041)

Decrease in net assets from distributions to shareholders	(32,922,783)	(39,924,597)	(78,470,769)	(96,846,736)

Fund Share Transactions

Proceeds from sale of shares	368,963,861	327,499,567	308,035,005	1,105,382,701

Proceeds from shares issued to shareholders due to reinvestment of distributions	30,554,084	37,126,435	71,256,849	86,920,566

	399,517,945	364,626,002	379,291,854	1,192,303,267

Cost of shares redeemed	(504,445,350)	(376,464,686)	(1,629,405,157)	(972,679,593)

Net increase (decrease) in net assets from Fund share transactions	(104,927,405)	(11,838,684)	(1,250,113,303)	219,623,674

Net increase (decrease) in net assets	(108,253,009)	(19,576,365)	(1,321,456,309)	222,069,352

Net assets at the beginning of period	709,496,958	729,073,323	2,437,244,308	2,215,174,956

Net assets at the end of period	$601,243,949	$709,496,958	$1,115,787,999	$2,437,244,308

(1)	Class T Shares were not available for public offering.

See accompanying notes to financial statements.

THIS PAGE INTENTIONALLY LEFT BLANK

Financial Highlights

Symphony High Yield Income

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended September 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV

Class A (4/10)

2019	$20.14	$1.03	$0.07	$1.10	$(1.08)	$—	$(1.08)	$20.16

2018	20.36	1.04	(0.12)	0.92	(1.14)	—	(1.14)	20.14

2017	20.11	1.25	0.50	1.75	(1.50)	—	(1.50)	20.36

2016	19.67	1.31	0.47	1.78	(1.34)	—	(1.34)	20.11

2015	22.19	1.31	(2.46)	(1.15)	(1.25)	(0.12)	(1.37)	19.67

Class C (4/10)

2019	20.11	0.88	0.08	0.96	(0.93)	—	(0.93)	20.14

2018	20.33	0.89	(0.13)	0.76	(0.98)	—	(0.98)	20.11

2017	20.08	1.11	0.49	1.60	(1.35)	—	(1.35)	20.33

2016	19.64	1.17	0.47	1.64	(1.20)	—	(1.20)	20.08

2015	22.16	1.16	(2.48)	(1.32)	(1.08)	(0.12)	(1.20)	19.64

Class R6 (10/14)

2019	20.22	1.11	0.07	1.18	(1.15)	—	(1.15)	20.25

2018	20.42	1.12	(0.13)	0.99	(1.19)	—	(1.19)	20.22

2017	20.14	1.39	0.45	1.84	(1.56)	—	(1.56)	20.42

2016	19.69	1.38	0.46	1.84	(1.39)	—	(1.39)	20.14

2015(e)	22.22	1.38	(2.49)	(1.11)	(1.30)	(0.12)	(1.42)	19.69

Class I (4/10)

2019	20.15	1.08	0.07	1.15	(1.13)	—	(1.13)	20.17

2018	20.37	1.10	(0.13)	0.97	(1.19)	—	(1.19)	20.15

2017	20.11	1.28	0.53	1.81	(1.55)	—	(1.55)	20.37

2016	19.67	1.36	0.47	1.83	(1.39)	—	(1.39)	20.11

2015	22.20	1.37	(2.48)	(1.11)	(1.30)	(0.12)	(1.42)	19.67

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

5.73%	$47,647	1.04%	5.17%	1.00%	5.22%	70%

4.68	52,494	1.04	5.15	1.00	5.19	43

8.95	86,950	0.99	6.13	0.99	6.14	55

9.73	97,672	1.03	6.88	1.03	6.88	42

(5.48)	156,026	1.03	6.13	1.03	6.13	40

4.94	54,408	1.80	4.42	1.75	4.47	70

3.93	63,854	1.79	4.39	1.75	4.43	43

8.15	80,828	1.75	5.45	1.74	5.45	55

8.92	87,788	1.79	6.16	1.79	6.16	42

(6.21)	116,809	1.78	5.41	1.78	5.41	40

6.09	6,651	0.68	5.53	0.64	5.58	70

5.09	7,064	0.68	5.49	0.64	5.54	43

9.32	4,494	0.67	6.76	0.67	6.76	55

10.06	9,146	0.70	7.27	0.70	7.27	42

(5.27)	8,643	0.70	6.47	0.70	6.47	40

5.98	492,539	0.79	5.41	0.75	5.45	70

4.93	586,060	0.79	5.41	0.75	5.45	43

9.26	556,776	0.74	6.31	0.74	6.31	55

9.96	452,639	0.78	7.14	0.78	7.14	42

(5.23)	606,545	0.78	6.39	0.78	6.39	40

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.

(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives, Investment Transactions) divided by the average long-term market value during the period.

(e)	For the period October 1, 2014 (commencement of operations) through September 30, 2015.

See accompanying notes to financial statements.

Financial Highlights (continued)

Symphony Floating Rate Income

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended September 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV

Class A (5/11)

2019	$19.65	$0.93	$(0.56)	$0.37	$(0.94)	$—	$(0.94)	$19.08

2018	19.64	0.79	0.05	0.84	(0.83)	—	(0.83)	19.65

2017	19.71	0.78	0.18	0.96	(1.03)	—	(1.03)	19.64

2016	19.76	0.95	(0.03)	0.92	(0.97)	—	(0.97)	19.71

2015	20.68	0.90	(0.90)	—	(0.92)	—	(0.92)	19.76

Class C (5/11)

2019	19.65	0.79	(0.56)	0.23	(0.80)	—	(0.80)	19.08

2018	19.63	0.64	0.06	0.70	(0.68)	—	(0.68)	19.65

2017	19.71	0.64	0.16	0.80	(0.88)	—	(0.88)	19.63

2016	19.76	0.81	(0.04)	0.77	(0.82)	—	(0.82)	19.71

2015	20.66	0.74	(0.89)	(0.15)	(0.75)	—	(0.75)	19.76

Class R6 (1/15)

2019	19.73	1.06	(0.62)	0.44	(1.00)	—	(1.00)	19.17

2018	19.68	0.90	0.02	0.92	(0.87)	—	(0.87)	19.73

2017	19.74	0.86	0.16	1.02	(1.08)	—	(1.08)	19.68

2016	19.77	0.87	0.12	0.99	(1.02)	—	(1.02)	19.74

2015(e)	20.38	0.62	(0.60)	0.02	(0.63)	—	(0.63)	19.77

Class I (5/11)

2019	19.67	0.97	(0.55)	0.42	(0.99)	—	(0.99)	19.10

2018	19.65	0.84	0.05	0.89	(0.87)	—	(0.87)	19.67

2017	19.72	0.82	0.19	1.01	(1.08)	—	(1.08)	19.65

2016	19.77	1.00	(0.03)	0.97	(1.02)	—	(1.02)	19.72

2015	20.69	0.95	(0.90)	0.05	(0.97)	—	(0.97)	19.77

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

1.93%	$112,723	1.00%		4.81%		1.00%		4.81%		32%

4.40	220,648	1.04		4.02		1.04		4.02		33

4.95	257,236	0.99		3.96		0.99		3.96		58

4.88	122,787	1.00		4.93		1.00		4.93		40

(0.04)	157,579	0.96		4.39		0.96		4.39		42

1.21	53,639	1.75		4.10		1.75		4.10		32

3.61	87,289	1.79		3.28		1.79		3.28		33

4.12	90,616	1.74		3.22		1.74		3.22		58

4.14	46,412	1.75		4.22		1.75		4.22		40

(0.82)	45,962	1.71		3.65		1.71		3.65		42

2.34	54,122	0.66		5.53		0.66		5.53		32

4.80	2,298	0.65		4.58		0.65		4.58		33

5.26	1,114	0.66		4.33		0.66		4.33		58

5.24	1,658	0.70		5.30		0.70		5.30		40

0.03	24	0.68	*	4.51	*	0.68	*	4.51	*	42

2.24	895,304	0.76		5.04		0.76		5.04		32

4.65	2,126,985	0.79		4.29		0.79		4.29		33

5.20	1,866,183	0.75		4.20		0.75		4.20		58

5.14	668,302	0.75		5.19		0.75		5.19		40

0.21	850,663	0.70		4.65		0.70		4.65		42

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.

(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives, Investment Transactions) divided by the average long-term market value during the period.

(e)	For the period January 28, 2015 (commencement of operations) through September 30, 2015.
*	Annualized.

See accompanying notes to financial statements.

Notes to Financial Statements

1. General Information

Trust and Fund Information

The Nuveen Investment Trust III (the “Trust”), is an open-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”), as amended. The Trust is comprised of Nuveen Symphony High Yield Income Fund (“Symphony High Yield Income”) (formerly known as Nuveen Symphony Credit Opportunities Fund) and Nuveen Symphony Floating Rate Income Fund (“Symphony Floating Rate Income”) (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was organized as a Massachusetts business trust on August 20, 1998.

The end of the reporting period for the Funds is September 30, 2019, and the period covered by these Notes to Financial Statements is the fiscal year ended September 30, 2019 (the “current fiscal period”).

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Symphony Asset Management LLC (“Symphony”), an affiliate of Nuveen, under which the Symphony manages the investment portfolios of the Funds.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more ($500,000 or more for Symphony Floating Rate Income) are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R6 Shares and Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

2. Significant Accounting Policies

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. Each Fund is an investment company and follows the accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services – Investment Companies. The NAV for financial reporting purposes may differ from the NAV for processing security and shareholder transactions. The NAV for financial reporting purposes includes security and shareholder transactions through the date of the report. Total return is computed based on the NAV used for processing security and shareholder transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.

Compensation

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Funds’ Board of Trustees (the “Board”) has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Investments and Investment Income

Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Investment income is comprised of dividend and interest income. Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Interest income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes and, is recorded on an accrual basis. Investment income also reflects payment-in-kind (“PIK”) interest and fee income, if any. PIK interest represents income received in the form of securities in lieu of cash. Fee income consists primarily of amendment fees. Amendment fees are earned as compensation for evaluating and accepting changes to an original senior loan agreement and are recognized when received.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.

Sub-transfer agent fees and similar fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative settled shares.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4 – Portfolio Securities and Investments in Derivatives.

New Accounting Pronouncements and Rule Issuances

FASB Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities

The FASB has issued ASU 2017-08, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implication of ASU 2017-08, if any.

Fair Value Measurement: Disclosure Framework

During August 2018, the FASB issued ASU 2018-13 (“ASU 2018-13”), Fair Value Measurement: Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurements. ASU 2018-13 modifies the disclosures required by Topic 820, Fair Value Measurements. The amendments in ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has early implemented this guidance and it did not have a material impact on the Funds’ financial statements.

3. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

The Funds’ investments in securities are recorded at their estimated fair value. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Notes to Financial Statements (continued)

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the Nasdaq National Market (“Nasdaq”) are valued at the Nasdaq Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or Nasdaq for which there were no transactions on a given day or securities not listed on a securities exchange or Nasdaq are valued at the quoted bid price and are generally classified as Level 2.

Investments in investment companies are valued at their respective NAVs on the valuation date and are generally classified as Level 1.

Prices of fixed-income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Like most fixed-income securities, the senior and subordinated loans in which the Funds invest are not listed on an organized exchange. The secondary market of such investments may be less liquid relative to markets for other fixed-income securities. Consequently, the value of senior and subordinated loans, determined as described above, may differ significantly from the value that would have been determined had there been an active market for that senior loan. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Symphony High Yield Income	Level 1	Level 2	Level 3		Total
Long-Term Investments*:
Corporate Bonds**	$—	$431,302,231	$—	***	$431,302,231
Variable Rate Senior Loan Interests	—	134,994,182	—		134,994,182
Common Stocks**	4,884,890	1,594,350	5,110		6,484,350
Convertible Bonds	—	4,900,499	—		4,900,499
Common Stock Rights**	—	432,284	—		432,284
Warrants**	—	161,685	—		161,685
Short-Term Investments:
Investment Companies	31,131,109	—	—		31,131,109
Total	$36,015,999	$573,385,231	$5,110		$609,406,340

Symphony Floating Rate Income
Long-Term Investments*:
Variable Rate Senior Loan Interests	$—	$941,083,418	$—		$941,083,418
Corporate Bonds**	—	128,554,468	—	***	128,554,468
Common Stocks**	16,772,519	810,282	125,192		17,707,993
Common Stock Rights**	—	563,929	—		563,929
Warrants**	—	515,268	—		515,268
Short-Term Investments:
Investment Companies	18,622,178	—	—		18,622,178
Total	$35,394,697	$1,071,527,365	$125,192		$1,107,047,254
*	Refer to the Fund’s Portfolio of Investments for industry classifications.
**	Refer to the Fund’s Portfolio of Investments for securities classified as Level 2 and/or Level 3.
***	Value equals zero as of the end of the reporting period.

4. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investment Transactions

Long-term purchases and sales (including maturities but excluding derivative transactions, where applicable) during the current fiscal period, were as follows:

	Symphony High Yield Income	Symphony Floating Rate Income
Purchases	$397,879,936	$493,582,734
Sales and maturities	463,191,302	1,536,834,012

Investment transactions are recorded on a trade date basis. Trade date for senior and subordinated loans purchased in the “primary market” is considered the date on which the loan allocations are determined. Trade date for senior and subordinated loans purchased in the “secondary market” is the date on which the transaction is entered into. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Funds’ outstanding when-issued/delayed delivery purchase commitments were as follows:

	Symphony High Yield Income	Symphony Floating Rate Income
Outstanding when-issued/delayed delivery purchase commitments	$17,457,438	$9,771,012

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Credit Default Swap Contracts

A Fund may enter into a credit default swap contract to seek to maintain a total return on a particular investment or portion of its portfolio, or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap contracts involve one party making a stream of payments to another party in exchange for the right to receive a specified return if/when there is a credit event by a third party. Generally, a credit event means bankruptcy, failure to pay, or restructuring. The specific credit events applicable for each credit default swap are stated in the terms of the particular swap agreement. When a Fund has bought (sold) protection in a credit default swap upon occurrence of a specific credit event with respect to the underlying referenced entity, the Fund will either (i) deliver (receive) that security, or an equivalent amount of cash, from the counterparty in exchange for receipt (payment) of the notional amount to the counterparty, or (ii) receive (pay) a net settlement amount of the credit default swap contract less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The difference between the value of the security received (delivered) and the notional amount delivered (received) is recorded as a realized gain or loss. Payments paid (received) at the beginning of the measurement period are recognized as a component of “Credit default swaps premiums paid and/or received” on the Statement of Assets and Liabilities, when applicable.

Credit default swap contracts are valued daily. Changes in the value of a credit default swap during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” and realized gains and losses are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations.

For OTC swaps not cleared through a clearing house (“OTC Uncleared”), the daily change in the market value of the swap contract, along with any daily interest fees accrued, are recognized as components of “Unrealized appreciation or depreciation on credit default swaps” on the Statement of Assets and Liabilities.

Upon the execution of an OTC swap cleared through a clearing house (“OTC Cleared”), a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to

Notes to Financial Statements (continued)

cover initial margin requirements on open swap contracts, if any, is recognized as “Cash collateral at brokers for investments in swaps” on the Statement of Assets and Liabilities. Investments in OTC Cleared swaps obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap. If a Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to the appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit a Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin for OTC Cleared swaps is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. Upon the execution of an OTC Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap contract, and the terms of the variation margin are subject to a predetermined threshold negotiated by the Fund and the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of “Unrealized appreciation or depreciation on credit default swaps” as described in the preceding paragraph. The maximum potential amount of future payments the Fund could incur as a buyer or seller of protection in a credit default swap contract is limited to the notional amount of the contract. The maximum potential amount would be offset by the recovery value, if any, of the respective referenced entity.

During the current fiscal period, Symphony High Yield Income used credit default swap contracts to sell credit protection on certain credits to collect payment and ultimately earn a profit from stable underlying credit fundamentals.

The average notional amount of credit default swap contracts outstanding during the current fiscal period was as follows:

Symphony High Yield Income
Average notional amount of credit default swap contracts outstanding*	$180,000
*	The average notional amount is calculated based on the outstanding notional at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
Symphony High Yield Income	Credit	Swaps	$54,709	$—

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

5. Fund Shares

On December 12, 2018, Class T Shares were liquidated.

Transactions in Fund shares during the current and prior fiscal period were as follows:

	Year Ended 9/30/19		Year Ended 9/30/18
Symphony High Yield Income	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,129,117	$22,214,324	1,079,211	$21,702,622
Class C	194,251	3,844,084	294,535	5,913,041
Class R6	78,922	1,571,914	155,188	3,129,828
Class I	17,265,688	341,333,539	14,761,866	296,754,076
Class T(1)	—	—	—	—
Shares issued to shareholders due to reinvestment of distributions:
Class A	121,134	2,390,698	200,640	4,031,015
Class C	125,513	2,472,417	158,854	3,187,314
Class R6	17,869	354,242	14,333	288,862
Class I	1,282,380	25,336,727	1,473,511	29,619,244
Class T(1)	—	—	—	—
	20,214,874	399,517,945	18,138,138	364,626,002
Shares redeemed:
Class A	(1,493,709)	(29,490,987)	(2,943,635)	(59,107,611)
Class C	(792,573)	(15,633,521)	(1,254,466)	(25,187,698)
Class R6	(117,822)	(2,320,814)	(40,268)	(812,680)
Class I	(23,219,943)	(456,976,239)	(14,488,602)	(291,356,697)
Class T(1)	(1,223)	(23,789)	—	—
	(25,625,270)	(504,445,350)	(18,726,971)	(376,464,686)
Net increase (decrease)	(5,410,396)	$(104,927,405)	(588,833)	$(11,838,684)

	Year Ended 9/30/19		Year Ended 9/30/18
Symphony Floating Rate Income	Shares	Amount	Shares	Amount
Shares sold:
Class A	2,332,317	$45,257,834	4,671,457	$91,614,203
Class A – automatic conversion of Class C Shares	1,071	20,627	—	—
Class C	458,477	8,867,285	1,170,037	22,938,777
Class R6	2,775,478	53,641,337	480,933	9,463,012
Class I	10,385,426	200,247,922	49,998,834	981,366,709
Class T(1)	—	—	—	—
Shares issued to shareholders due to reinvestment of distributions:
Class A	298,257	5,720,501	411,250	8,062,905
Class C	122,708	2,353,239	128,681	2,522,143
Class R6	44,798	861,568	1,782	35,147
Class I	3,247,203	62,321,541	3,889,295	76,300,371
Class T(1)	—	—	—	—
	19,665,735	379,291,854	60,752,269	1,192,303,267
Shares redeemed:
Class A	(7,951,651)	(151,949,323)	(6,954,873)	(136,413,985)
Class C	(2,211,108)	(42,391,764)	(1,472,377)	(28,851,266)
Class C – automatic conversion to Class A Shares	(1,071)	(20,627)	—	—
Class R6	(113,451)	(2,180,867)	(422,873)	(8,334,204)
Class I	(74,886,968)	(1,432,838,572)	(40,717,007)	(799,080,138)
Class T(1)	(1,261)	(24,004)	—	—
	(85,165,510)	(1,629,405,157)	(49,567,130)	(972,679,593)
Net increase (decrease)	(65,499,775)	$(1,250,113,303)	11,185,139	$219,623,674
(1)	Class T Shares were not available for public offering.

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

Notes to Financial Statements (continued)

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

The table below presents the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of September 30, 2019.

	Symphony High Yield Income	Symphony Floating Rate Income
Tax cost of investments	$620,804,690	$1,141,369,574
Gross unrealized:
Appreciation	$16,567,101	$7,761,132
Depreciation	(27,965,451)	(42,083,452)
Net unrealized appreciation (depreciation) of investments	$(11,398,350)	$(34,322,320)

Permanent differences, primarily due to investments in partnerships, distressed PIK bond adjustments, bond premium amortization adjustments and treatment of notional principal contracts resulted in reclassifications among the Funds’ components of net assets as of September 30, 2019, the Funds’ tax year end.

The tax components of undistributed net ordinary income and net long-term capital gains as of September 30, 2019, the Funds’ tax year end, were as follows:

	Symphony High Yield Income	Symphony Floating Rate Income
Undistributed net ordinary income[1],2	$6,827,496	$9,427,930
Undistributed net long-term capital gains	—	—
[1]	Undistributed net ordinary income (on a tax basis) has not been reduced for the dividends declared during the period September 1, 2019 through September 30, 2019, and paid on October 1, 2019.
[2]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended September 30, 2019 and September 30, 2018 was designated for purposes of the dividends paid deduction as follows:

2019	Symphony High Yield Income	Symphony Floating Rate Income
Distributions from net ordinary income[2]	$33,428,899	$82,596,303
Distributions from net long-term capital gains	—	—

2018	Symphony High Yield Income	Symphony Floating Rate Income
Distributions from net ordinary income[2]	$40,718,780	$95,616,145
Distributions from net long-term capital gains	—	—
[2]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

As of September 30, 2019, the Funds’ tax year end, the Funds had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

	Symphony High Yield Income	Symphony Floating Rate Income
Not subject to expiration:
Short-term	$14,589,279	$26,802,263
Long-term	116,240,001	102,214,160
Total	$130,829,280	$129,016,423

7. Management Fees and Other Transactions with Affiliates

Management Fees

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. Symphony is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Net Assets	Symphony High Yield Income	Symphony Floating Rate Income
For the first $125 million	0.4500%	0.4500%
For the next $125 million	0.4375	0.4375
For the next $250 million	0.4250	0.4250
For the next $500 million	0.4125	0.4125
For the next $1 billion	0.4000	0.4000
For the next $3 billion	0.3750	0.3750
For the next $5 billion	0.3500	0.3500
For net assets over $10 billion	0.3375	0.3375

The annual complex-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*

The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen open-end and closed-end funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of September 30, 2019, the complex-level fee for each Fund was 0.1570%.

The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of each fund so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table. However, because Class R6 shares are not subject to sub-transfer agent and similar fees, the total annual fund operating expense for the Class R6 shares will be less than the expense limitation. The temporary expense limitations may be terminated or modified prior to expiration date only with the approval of the Board. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of shareholders of the Funds.

Fund	Temporary Expense Cap	Temporary Expense Cap Expiration Date	Permanent Expense Cap
Symphony High Yield Income	0.79%	July 31, 2021	1.35%
Symphony Floating Rate Income	0.85	July 31, 2021	1.10

Notes to Financial Statements (continued)

Other Transactions with Affiliates

During the current fiscal period, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Symphony High Yield Income	Symphony Floating Rate Income
Sales charges collected (Unaudited)	$72,917	$173,153
Paid to financial intermediaries (Unaudited)	64,481	164,294

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Symphony High Yield Income	Symphony Floating Rate Income
Commission advances (Unaudited)	$30,988	$177,583

To compensate for commissions advanced to financial intermediaries all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

	Symphony High Yield Income	Symphony Floating Rate Income
12b-1 fees retained (Unaudited)	$33,707	$111,291

The remaining 12b-1 fees charged to each fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:

	Symphony High Yield Income	Symphony Floating Rate Income
CDSC retained (Unaudited)	$1,211	$68,810

As of the end of the reporting period, Nuveen owned shares of the Funds as follows:

	Symphony High Yield Income	Symphony Floating Rate Income
Class A Shares	—	—
Class C Shares	—	—
Class R6 Shares	—	1,227
Class I Shares	—	—

8. Senior Loan Commitments

Unfunded Commitments

Pursuant to the terms of certain of the variable rate senior loan agreements, the Funds may have unfunded senior loan commitments. Each Fund will maintain with its custodian, cash, liquid securities and/or liquid senior loans having an aggregate value at least equal to the amount of unfunded senior loan commitments. As of the end of the reporting period, the following Fund’s outstanding unfunded senior loan commitments were as follows:

Symphony Floating Rate Income
Outstanding unfunded senior loan commitments	$853,333

Participation Commitments

With respect to the senior loans held in each Fund’s portfolio, the Funds may: 1) invest in assignments; 2) act as a participant in primary lending syndicates; or 3) invest in participations. If a Fund purchases a participation of a senior loan interest, the Fund would typically enter into a contractual agreement with the lender or other third party selling the participation, rather than directly with the borrower. As such, the Fund not only assumes the credit risk of the borrower, but also that of the selling participant or other persons interpositioned between the Fund and the borrower. As of the end of the reporting period, the Funds had no such outstanding participation commitments.

9. Borrowing Arrangements

Committed Line of Credit

The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, $2.65 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multi-factor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in June 2020 unless extended or renewed.

The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.00% per annum or (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

During the current fiscal period, the following Funds utilized the facility. Each Fund’s maximum outstanding balance during the utilization period was as follows:

	Symphony High Yield Income	Symphony Floating Rate Income
Maximum Outstanding Balance	$17,800,000	$122,000,000

During each Fund’s utilization period, during the current fiscal period, the average daily balance outstanding and average annual interest rate on the Borrowings were as follows:

	Symphony High Yield Income	Symphony Floating Rate Income
Utilization period (days outstanding)	1	59
Average daily balance outstanding	$17,800,000	$24,271,186
Average annual interest rate	3.21%	3.50%

Borrowings outstanding as of the end of the reporting period, if any, are recognized as “Borrowings” on the Statement of Assets and Liabilities, where applicable.

Additional Fund Information (Unaudited)

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 6o6o6 Sub-Adviser Symphony Asset Management LLC 555 California Street Rene Suite 2975 San Francisco, CA 94104	Independent Registered Public Accounting Firm KPMG LLP 200 East Randolph Street Chicago, IL 60601 Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services DST Asset Manager Solutions, Inc. (DST) P.O. Box 853o Boston, MA 02266-8530 (800) 257-8787

Distribution Information: The following Fund hereby designates its percentage of dividends paid from net ordinary income as dividends qualifying for the dividends received deduction (“DRD”) for corporations and its percentage as qualified dividend income (“QDI”) for individuals under Section 1(h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

		Symphony High Yield Income
% of DRD		2.8%
% of QDI		2.8%

The Funds hereby designate their percentages of dividends paid from net ordinary income as dividends qualifying as Interest-Related Dividends and/or short-term capital gain dividends as defined in Internal Revenue Code Section 871(k) for the taxable year ended September 30, 2019:

	Symphony High Yield Income	Symphony Floating Rate Income
% of Interest-Related Dividends	92.8%	84.7%

Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC’s website at http://www.sec.gov.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report

(Unaudited)

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Credit Suisse Leveraged Loan Index: A representative, unmanaged index of tradeable, senior, U.S. dollar-denominated leveraged loans. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

ICE BofAML U.S. High Yield Master II Index: Tracks the performance of U.S. Dollar-denominated below investment grade corporate debt publicly issued in the U.S. domestic market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges and management fees.

Lipper High Yield Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper High Yield Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Lipper Loan Participation Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Loan Participation Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Annual Investment Management Agreement Approval Process

(Unaudited)

At a meeting held on May 21-23, 2019 (the “May Meeting”), the Board of Trustees (the “Board” and each Trustee, a “Board Member”) of the Funds, including the Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), approved, for each Fund, the renewal of the management agreement (each, an “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”) pursuant to which the Adviser serves as investment adviser to such Fund and the sub-advisory agreement (each, a “Sub-Advisory Agreement”) with Symphony Asset Management LLC (the “Sub-Adviser”) pursuant to which the Sub-Adviser serves as the sub-adviser to such Fund. Following an initial two-year period, the Board, including the Independent Board Members, is required under the 1940 Act to review and approve each Investment Management Agreement and Sub-Advisory Agreement on behalf of the applicable Fund on an annual basis. The Investment Management Agreements and Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements” and the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser.”

In response to a request on behalf of the Independent Board Members by independent legal counsel, the Board received and reviewed prior to the May Meeting extensive materials specifically prepared for the annual review of Advisory Agreements by the Adviser as well as by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The materials provided in connection with the annual review covered a breadth of subject matter including, but not limited to, a description of the nature, extent and quality of services provided by the Fund Advisers; a review of the Sub-Adviser and investment team; an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a description of portfolio manager compensation; a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued during the year for the benefit of particular fund(s) and/or the complex; a description of the profitability or financial data of Nuveen and the Sub-Adviser; and a description of indirect benefits received by the Fund Advisers as a result of their relationships with the Nuveen funds. The Board Members held an in-person meeting on April 17-18, 2019 (the “April Meeting”), in part, to review and discuss the performance of the Nuveen funds and the Adviser’s evaluation of the various sub-advisers to the Nuveen funds. The Independent Board Members asked questions and requested additional information that was provided for the May Meeting.

The information prepared specifically for the annual review of the Advisory Agreements supplemented the information provided to the Board and its committees throughout the year. The Board and its committees met regularly during the year and the information provided and topics discussed were relevant to the review of the Advisory Agreements. Some of these reports and other data included, among other things, materials that outlined the investment performance of the Nuveen funds; strategic plans of the Adviser which may impact the services it provides to the Nuveen funds; the review of the Nuveen funds and applicable investment teams; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers; valuation of securities; fund expenses; payments to financial intermediaries, including 12b-1 fees and sub-transfer agency fees; and overall market and regulatory developments. The Board further continued its practice of seeking to meet periodically with the various sub-advisers to the Nuveen funds and their investment teams, when feasible. The Independent Board Members considered the review of the Advisory Agreements to be an ongoing process and employed the accumulated information, knowledge, and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Fund Advisers in their review of the Advisory Agreements. The contractual arrangements are a result of multiple years of review, negotiation and information provided in connection with the boards’ annual review of the Nuveen funds’ advisory arrangements and oversight of the Nuveen funds.

The Independent Board Members were advised by independent legal counsel during the annual review process as well as throughout the year, including meeting in executive sessions with such counsel at which no representatives from the Adviser or the Sub-Adviser were present. In connection with their annual review, the Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements.

In deciding to renew the Advisory Agreements, the Independent Board Members did not identify a particular factor or information as determinative or controlling, but rather the decision reflected the comprehensive consideration of all the information provided, and each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process. The following summarizes the principal factors and information, but not all the factors, the Board considered in deciding to renew the Advisory Agreements and its conclusions.

A. Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund with particular focus on the services and enhancements to such services provided during the last year. The Board recognized that the Adviser provides a comprehensive set of services necessary to operate the Nuveen funds in a highly regulated industry and noted that the scope of such services has expanded over the years as a result of regulatory, market and other developments, such as the development of the liquidity management program and expanded compliance programs. Some of the functions the Adviser is responsible for include, but are not limited to: product management (such as analyzing a fund’s position in the marketplace, setting dividends, preparing shareholder and intermediary communications and other due diligence support); investment oversight (such as analyzing fund performance, sub-advisers and investment teams and analyzing trade executions of portfolio transactions, soft dollar practices and securities lending activities); securities valuation services (such as executing the daily valuation process for portfolio securities and developing and recommending changes to valuation policies and procedures); risk management (such as overseeing operational and investment risks, including stress testing); fund administration (such as preparing fund tax returns and other tax compliance services, overseeing the Nuveen funds’ independent public accountants and other service providers; managing fund budgets and expenses; and helping to fulfill the funds’ regulatory filing requirements); oversight of shareholder services and transfer agency functions (such as oversight and liaison of transfer agent service providers which include registered shareholder customer service and transaction processing); Board relations services (such as organizing and administering Board and committee meetings, preparing various reports to the Board and committees and providing other support services); compliance and regulatory oversight services (such as developing and maintaining a compliance program to ensure compliance with applicable laws and regulations, monitoring compliance with applicable fund policies and procedures and adherence to investment restrictions, and evaluating the compliance programs of the Nuveen fund sub-advisers and certain other service providers); and legal support and oversight of outside law firms (such as with respect to filing and updating registration statements; maintaining various regulatory registrations; and providing legal interpretations regarding fund activities, applicable regulations and implementation of policies and procedures). In reviewing the scope and quality of services, the Board recognized the continued efforts and resources the Adviser and its affiliates have employed to continue to enhance their services for the benefit of the complex as well as particular Nuveen funds over recent years. Such service enhancements have included, but are not limited to:

•

Fund Improvements and Product Management Initiatives – continuing to proactively manage the Nuveen fund complex as a whole and at the individual fund level with an aim to enhance the shareholder outcomes through, among other things, repositioning funds, merging funds, introducing additional share classes, reviewing and updating investment policies and benchmarks, modifying the composition of certain portfolio management teams and analyzing various data to help devise such improvements;

•	Capital Initiatives – continuing to invest capital to support new funds with initial capital as well as to facilitate modifications to the strategies or structure of existing funds;

•

Compliance Program Initiatives – continuing efforts to enhance the compliance program through, among other things, internally integrating various portfolio management teams and aligning compliance support accordingly, completing a comprehensive review of existing policies and procedures and revising such policies and procedures as appropriate, enhancing compliance-related technologies and workflows, and optimizing compliance shared services across the organization and affiliates;

•

Risk Management and Valuation Services – continuing efforts to strengthen the risk management functions, including through, among other things, enhancing the interaction and reporting between the investment risk management team and various affiliates, increasing the efficiency of risk monitoring performed on the Nuveen funds through improved reporting, continuing to implement risk programs designed to provide a more disciplined and consistent approach to identifying and mitigating operational risks, continuing progress on implementing a liquidity program that complies with the new liquidity regulatory requirements and continuing to oversee the daily valuation process;

•

Additional Compliance Services – continuing investment of time and resources necessary to develop the compliance policies and procedures and other related tools necessary to meet the various new regulatory requirements affecting the Nuveen funds that have been adopted over recent years;

•

Government Relations – continuing efforts of various Nuveen teams and affiliates to advocate and communicate their positions with lawmakers and other regulatory bodies on issues that will impact the Nuveen funds;

•

Business Continuity, Disaster Recovery and Information Services – establishing an information security program to help identify and manage information security risks, periodically testing disaster recovery plans, maintaining and updating business continuity plans and providing reports to the Board, at least annually, addressing, among other things, management’s security risk assessment, cyber risk profile, incident tracking and other relevant information technology risk-related reports; and

•

Expanded Dividend Management Services – continuing to expand the services necessary to manage the dividends among the varying types of Nuveen funds that have developed as the Nuveen complex has grown in size and scope.

In addition to the services provided by the Adviser, the Board also considered the risks borne by the Adviser and its affiliates in managing the Nuveen funds, including entrepreneurial, operational, reputational, regulatory and litigation risks.

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

The Board further considered the division of responsibilities between the Adviser and the Sub-Adviser and recognized that the Sub-Adviser and its investment personnel generally are responsible for the management of each Fund’s portfolio. The Board noted that the Adviser oversees the Sub-Adviser and considered an analysis of the Sub-Adviser provided by the Adviser which included, among other things, the Sub-Adviser’s assets under management and changes thereto, a summary of the investment team and changes thereto, the investment approach of the team and the performance of the funds sub-advised by the Sub-Adviser over various periods. The Board further considered at the May Meeting or prior meetings evaluations of the Sub-Adviser’s compliance program and trade execution. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.

Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.

B. The Investment Performance of the Funds and Fund Advisers

In evaluating the quality of the services provided by the Fund Advisers, the Board also received and considered the investment performance of the Nuveen funds they advise. In this regard, the Board reviewed Fund performance over the quarter, one-, three- and five-year periods ending December 31, 2018 as well as performance data for the first quarter of 2019 ending March 29, 2019. The performance data was based on Class A shares; however, the performance of other classes should be substantially similar as they invest in the same portfolio of securities and differences in performance among the classes would be principally attributed to the variations in the expense structures of the classes. Unless otherwise indicated, the performance data referenced below reflects the periods ended December 31, 2018. The Board considered the Adviser’s analysis of each fund’s performance, with particular focus on funds that were considered performance outliers and the factors contributing to their performance. The Board also noted that it received performance data of the Nuveen funds during its quarterly meetings throughout the year and took into account the discussions that occurred at these Board meetings regarding fund performance. In this regard, in its evaluation of Nuveen fund performance at meetings throughout the year, the Board considered performance information for the funds for different time periods, both absolute and relative to appropriate benchmarks and peers, with particular attention to information indicating underperformance of the respective funds and discussed with the Adviser the reasons for such underperformance.

The Board reviewed both absolute and relative fund performance during the annual review. With respect to the latter, the Board considered fund performance in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). In considering performance data, the Board is aware of certain inherent limitations with such data, including that differences between the objective(s), strategies and other characteristics of the Nuveen funds compared to the respective Performance Peer Group and/or benchmark(s) (such as differences in the use of leverage) will necessarily contribute to differences in performance results and limit the value of the comparative information. To assist the Board in its review of the comparability of the relative performance, the Adviser has ranked the relevancy of the peer group to the funds as low, medium or high. Depending on the facts and circumstances, however, the Board may be satisfied with a fund’s performance notwithstanding that its performance may be below its benchmark or peer group for certain periods. In addition, the performance data may vary significantly depending on the end date selected, and shareholders may evaluate fund performance based on their own holding period which may differ from the performance periods reviewed by the Board leading to different results. Further, the Board considered a fund’s performance in light of the overall financial market conditions during the respective periods. As noted above, the Board reviewed, among other things, Nuveen fund performance over various periods ended December 31, 2018, and the Board was aware of the market decline in the fourth quarter of 2018 and considered performance from the first quarter of 2019 as well. The Board also noted that a shorter period of underperformance may significantly impact longer term performance.

In their review of performance, the Independent Board Members focused, in particular, on the Adviser’s analysis of Nuveen funds determined to be underperforming performance outliers. The Board recognized that some periods of underperformance may only be temporary while other periods of underperformance may indicate a broader issue that may require a corrective action. Accordingly, with respect to any Nuveen funds for which the Board had identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.

The Board’s determinations with respect to each Fund are summarized below.

For Nuveen Symphony High Yield Income Fund (the “High Yield Fund”), the Board noted that the Fund ranked in the first quartile of its Performance Peer Group for the one- and three-year periods and second quartile for the five-year period. In addition, although the Fund’s performance was below the performance of its benchmark for the five-year period, the Fund outperformed its benchmark for the one- and three-year periods. The Board was satisfied with the Fund’s overall performance.

For Nuveen Symphony Floating Rate Income Fund (the “Floating Rate Fund”), the Board noted that although the Fund’s performance was below the performance of its benchmark for the one-, three- and five-year periods, the Fund ranked in the third quartile of its Performance Peer Group for the one- and five-year periods and second quartile for the three-year period. The Board was satisfied with the Fund’s overall performance.

C. Fees, Expenses and Profitability

1. Fees and Expenses

In its annual review, the Board considered the fees paid to the Fund Advisers and the total operating expense ratio of each Nuveen fund, before and after any undertaking by Nuveen to limit the fund’s total annual operating expenses to certain levels. More specifically, the Independent Board Members reviewed, among other things, each fund’s gross and net management fee rates (i.e., before and after expense reimbursements and/or fee waivers, if any) and net total expense ratio in relation to those of a comparable universe of funds (the “Peer Universe”) and to a more focused subset of comparable funds (the “Peer Group”) established by Broadridge. The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Universe and Peer Group and recognized that differences between the applicable fund and its respective Peer Universe and/or Peer Group as well as changes to the composition of the Peer Group and/or Peer Universe from year to year may limit some of the value of the comparative data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund.

In their review, the Independent Board Members considered, in particular, each fund with a net expense ratio of six basis points or higher compared to that of its peer average (each, an “Expense Outlier Fund”) and an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. The Independent Board Members also considered, in relevant part, a fund’s net management fee and net total expense ratio in light of its performance history.

In their review of the fee arrangements for the Nuveen funds, the Independent Board Members considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules, and the expense reimbursements and/or fee waivers provided by Nuveen for each fund, as applicable. The Board noted that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by $51.5 million and fund-level breakpoints reduced fees by $55.1 million in 2018. Further, fee caps and waivers for all applicable Nuveen funds saved an additional $15 million in fees for shareholders in 2018.

With respect to the Sub-Adviser, the Board considered the sub-advisory fee paid to the Sub-Adviser, including any breakpoint schedule, and as described below, comparative data of the fees the Sub-Adviser charges to other clients, if any.

The Independent Board Members noted that (a) the High Yield Fund had a net management fee and a net expense ratio that were below the respective peer averages and (b) the Floating Rate Fund had a net management fee that was below the peer average and a net expense ratio that was in line with the peer average. Based on its review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

In determining the appropriateness of fees, the Board also reviewed information regarding the fee rates the respective Fund Advisers charged to certain other types of clients and the type of services provided to these other clients. For the Adviser and/or the Sub-Adviser, such other clients may include retail and institutional managed accounts; hedge funds; and sub-advised funds outside the Nuveen family. The Board further noted that the Adviser also advised certain exchange-traded funds (“ETFs”) sponsored by Nuveen.

The Board recognized that each Fund had an affiliated sub-adviser and, with respect to affiliated sub-advisers, reviewed, among other things, the range of fees assessed for managed accounts and hedge funds (along with their performance fee). The Board also reviewed the fee range and average fee rate of certain selected investment strategies offered in retail and institutional managed accounts by the Sub-Adviser and the hedge funds advised by the Sub-Adviser (along with their performance fee) and of the non-Nuveen investment companies sub-advised by affiliated sub-advisers.

In addition to the comparative fee data, the Board also reviewed, among other things, a description of the different levels of services provided to certain other clients compared to the services provided to the Nuveen funds as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to the variations in the fee schedules. The Board noted, among other things, the wide range of services in addition to investment management services provided to the Nuveen funds when the Adviser is principally responsible for all aspects of operating the funds, including the increased regulatory requirements that must be met in managing the funds, the larger account sizes of managed accounts and hedge funds and the increased entrepreneurial, legal and regulatory risks that the Adviser incurs in sponsoring and managing the funds. Further, with respect to ETFs, the Board considered that Nuveen ETFs are passively managed compared to the active management of other Nuveen funds which contributed to the differences in fee levels between the Nuveen ETFs and other Nuveen funds. In general, higher fee levels reflect higher levels of service provided by the Adviser, increased investment management complexity, greater product management requirements, and higher levels of business risk or some combination of these factors. The Board further considered that the Sub-Adviser’s fee is essentially for portfolio management services and therefore more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates. The Board concluded the varying levels of fees were justified given, among other things, the inherent

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial, legal and regulatory risks incurred in sponsoring and advising a registered investment company.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members considered information regarding Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2018 and 2017. The Board reviewed, among other things, Nuveen’s net margins (pre-tax) (both including and excluding distribution expenses); gross and net revenue margins (pre- and post-tax); revenues, expenses, and net income (pre-tax and after-tax and before distribution) of Nuveen for fund advisory services; and comparative profitability data comparing the adjusted margins of Nuveen compared to the adjusted margins of certain peers with publicly available data and with the most comparable assets under management (based on asset size and asset composition) for each of the last two calendar years. The Board also reviewed the revenues and expenses the Adviser derived from its ETF product line that was launched in 2016. The Independent Board Members noted that Nuveen’s net margins were higher in 2018 than the previous year and considered the key drivers behind the revenue and expense changes that impacted Nuveen’s net margins between the years. The Board considered the costs of investments in the Nuveen business, including the investment of seed capital in certain Nuveen funds and additional investments in infrastructure and technology. The Independent Board Members also noted that Nuveen’s adjusted margins from its relationships with the Nuveen funds were on the low range compared to the adjusted margins of the peers; however, the Independent Board Members recognized the inherent limitations of the comparative data of other publicly traded peers given that the calculation of profitability is rather subjective and numerous factors (such as types of funds, business mix, cost of capital, methodology to allocate expenses and other factors) can have a significant impact on the results.

The Independent Board Members also reviewed a description of the expense allocation methodology employed to develop the financial information and a summary of the history of changes to the methodology over the ten-year period from 2008 to 2018, and recognized that other reasonable allocation methodologies could be employed and lead to significantly different results. The Board noted that two Independent Board Members, along with independent counsel, serve as the Board’s liaisons to review profitability and discuss any proposed changes to the methodology prior to the full Board’s review.

Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). As such, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2018 and 2017 calendar years to consider the financial strength of TIAA having recognized the importance of having an adviser with significant resources.

In addition to Nuveen, the Independent Board Members also considered the profitability of the Sub-Adviser from its relationships with the Nuveen funds. In this regard, the Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2018.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.

Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members noted that although economies of scale are difficult to measure, the Adviser shares the benefits of economies of scale in various ways including breakpoints in the management fee schedule (subject to limited exceptions), fee waivers and/or expense limitations, the pricing of Nuveen funds at scale at inception and investments in its business which can enhance the services provided to the funds for the fees paid. With respect to breakpoint schedules, because the Board had previously recognized that economies of scale may occur not only when the assets of a particular Nuveen fund grow but also when the assets in the complex grow, the Nuveen funds generally pay the Adviser a management fee comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. In general terms, the breakpoint schedule at the fund level reduces fees as assets in the particular fund pass certain thresholds and the breakpoint schedule at the complex level reduces fees on the Nuveen funds as the eligible assets in the complex pass certain thresholds. The Independent Board Members reviewed, among other things, the fund-level and complex-level fee schedules and the temporary and/or permanent expense caps applicable to certain Nuveen funds (including the amounts of fees waived or amounts reimbursed to the respective funds in 2017 and 2018), including the temporary and permanent expense caps applicable to each Fund. The Independent Board Members noted that as a result of fund-level management fee changes implemented in June 2017, none of the Nuveen open-end funds were above their top level fee breakpoint.

In addition, the Independent Board Members recognized the Adviser’s continued reinvestment in its business through, among other things, investments in its business infrastructure and information technology, portfolio accounting system as well as other systems and platforms that will, among other things, support growth, simplify and enhance information sharing, and enhance the investment process to the benefit of all of the Nuveen funds.

Based on its review, the Board concluded that the current fee arrangements together with the Adviser’s reinvestment in its business appropriately shared any economies of scale with shareholders.

E. Indirect Benefits

The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Independent Board Members recognized that an affiliate of the Adviser serves as principal underwriter providing distribution and/or shareholder services to the open-end funds. The Independent Board Members further noted that the Nuveen open-end funds pay 12b-1 fees and while a majority of such fees were paid to third party broker-dealers, the Board reviewed the amount retained by the Adviser’s affiliate as a result of serving as principal underwriter. In addition, the Independent Board Members also noted that the Sub-Adviser engages in soft dollar transactions pursuant to which it may receive the benefit of research products and other services provided by broker-dealers executing portfolio transactions on behalf of the applicable Nuveen funds.

The Board, however, noted that the benefits for the Sub-Adviser when transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions. Further, the Board noted that although the Sub-Adviser may benefit from the receipt of research and other services that it may otherwise have to pay for out of its own resources, the research may also benefit the Nuveen funds to the extent it enhances the ability of the Sub-Adviser to manage such funds or is acquired through the commissions paid on portfolio transactions of other clients.

Based on their review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Trustees and Officers

(Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of Trustees of the Funds is currently set at ten. None of the Trustees who are not “interested” persons of the Funds (referred to herein as “Independent Trustees”) has ever been a Trustee or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the Trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the Trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Chairman and Trustee	2008	Formerly, a Co-Founding Partner, Promus Capital (2008-2017); Director, Quality Control Corporation (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its investment committee; formerly Director, Fulcrum IT Services LLC (2010-2019); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	159
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	Chairman (since 2019), formerly, President (1996-2019), The Hall-Perrine Foundation, a private philanthropic corporation; Director and Chairman, United Fire Group, a publicly held company; Director, Public member, American Board of Orthopaedic Surgery (since 2015); Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy and The Gazette Company; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	159
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2003	Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director of Wellmark, Inc. (since 2009); past Director (2005-2015), and past President (2010-2014) Beta Gamma Sigma, Inc., The International Business Honor Society; formerly, Director (2004-2018) of Xerox Corporation; Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	159

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Albin F. Moschner 1952 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); formerly, Chairman (2019), and Director (2012-2019), USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions (since 2012); formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions (1991-1996) and Chief Executive Officer (1995-1996) of Zenith Electronics Corporation.	159
John K. Nelson 1962 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; serves on The President’s Council, Fordham University (since 2010); and previously was a Director of The Curran Center for Catholic American Studies (2009-2018) formerly, senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014); formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011- 2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006-2007), CEO of Wholesale Banking-North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading-North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	159
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	159
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Former Director, Chicago Board Options Exchange (2006-2017), and C2 Options Exchange, Incorporated (2009-2017); Director, Cboe Global Markets, Inc., formerly, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	159
Margaret L. Wolff 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Formerly, member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	159

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Robert L. Young(2) 1963 333 W. Wacker Drive Chicago, IL 60606	Trustee	2017	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly, One Group Dealer Services, Inc.) (1999-2017).	157

Interested Trustee:
Margo L. Cook(3) 1964 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	President (since 2017), formerly, Co-Chief Executive Officer and Co-President (2016-2017), formerly, Senior Executive Vice President of Nuveen Investments, Inc; Executive Vice President (since 2017) of Nuveen, LLC; President, Global Products and Solutions (since 2017), and Co-Chief Executive Officer (since 2015), formerly, Executive Vice President (2013-2015) of Nuveen Securities, LLC; President (since 2017), formerly, Co-President (2016-2017), formerly Senior Executive Vice President (2015-2016) of Nuveen Fund Advisors, LLC (Executive Vice President 2011-2015); President (since 2017), Nuveen Alternative Investments, LLC; Chartered Financial Analyst.	159

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years

Officers of the Funds:
Greg A. Bottjer 1971 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	2016	Senior (since 2017) Managing Director (since 2011), formerly, Senior Vice President (2007-2010) of Nuveen; Senior (since 2017) Managing Director (since 2016) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.
Mark J. Czarniecki 1979 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2013	Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2016) and Nuveen Fund Advisors (since 2017); Vice President and Associate General Counsel of Nuveen (since 2013) and Vice President, Assistant Secretary and Associate General Counsel of Nuveen Asset Management (since 2018).
Diana R. Gonzalez 1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2017	Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC (since 2017); Vice President and Associate General Counsel of Nuveen (since 2017); Associate General Counsel of Jackson National Asset Management (2012-2017).
Nathaniel T. Jones 1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016	Managing Director (since 2017), formerly, Senior Vice President (2016-2017), formerly, Vice President (2011-2016) of Nuveen; Managing Director (since 2015) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Managing Director (since 2017), formerly, Senior Vice President (2008-2017) of Nuveen Investments Holdings, Inc.
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Managing Director (since 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years
Brian J. Lockhart 1974 333 W. Wacker Drive Chicago, IL 60606	Vice President	2019	Managing Director (since 2019) of Nuveen Fund Advisors, LLC; Managing Director (since 2017), formerly, Vice President (2010-2017) of Nuveen; Head of Investment Oversight (since 2017), formerly, Team Leader of Manager Oversight (2015-2017); Chartered Financial Analyst and Certified Financial Risk Manager.
Jacques M. Longerstaey 1963 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President	2019	Senior Managing Director, Chief Risk Officer, Nuveen, LLC (since May 2019); Senior Managing Director (since May 2019) of Nuveen Fund Advisors, LLC; formerly, Chief Investment and Model Risk Officer, Wealth & Investment Management Division, Wells Fargo Bank (NA) (from 2013-2019).
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Senior Managing Director (since 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC, formerly, Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC, formerly Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011-2016); Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Investments Advisers, LLC, formerly Executive Vice President (2016-2017); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Symphony Asset Management, LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010). Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Alternative Investments, LLC.
Jon Scott Meissner 1973 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President	2019	Managing Director of Mutual Fund Tax and Financial Reporting groups at Nuveen (since 2017); Senior Director of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC (since 2016); Senior Director (since 2015) Mutual Fund Taxation to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the CREF Accounts; has held various positions with TIAA since 2004.
Christopher M. Rohrbacher 1971 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2008	Managing Director (since 2017) and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2017), formerly, Senior Vice President (2016-2017), Co-General Counsel (since 2019) and Assistant Secretary (since 2016) of Nuveen Fund Advisors, LLC. Managing Director (since 2017), formerly, Senior Vice President (2012-2017) and Associate General Counsel (since 2016), formerly, Assistant General Counsel (2008-2016) of Nuveen.
William A. Siffermann 1975 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017	Managing Director (since 2017), formerly Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen.
E. Scott Wickerham 1973 TIAA 730 Third Avenue New York, NY 10017	Vice President and Controller	2019	Senior Managing Director, Head of Fund Administration at Nuveen, LLC (since 2019), formerly, Managing Director; Senior Managing Director (since 2019), Nuveen Fund Advisors, LLC; Principal Financial Officer, Principal Accounting Officer and Treasurer (since 2017) to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the Treasurer (since 2017) to the CREF Accounts; Senior Director, TIAA-CREF Fund Administration (2014-2015); has held various positions with TIAA since 2006.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President (since 2017), formerly, Managing Director (2003-2017) and Assistant Secretary (since 2003) of Symphony Asset Management LLC ; Managing Director and Assistant Secretary (since 2002) of Nuveen Investments Advisers, LLC; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Chartered Financial Analyst.

(1)

Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the director was first elected or appointed to any fund in the Nuveen fund complex.

(2)	Mr. Young was appointed as a Board Member of each of the Nuveen Funds except Nuveen Diversified Dividend and Income Fund and Nuveen Real Estate Income Fund.
(3)	“Interested person” of the Trust, as defined in the 1940 Act, by reason of her position with Nuveen, LLC. and certain of its subsidiaries.
(4)

Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen fund complex.

Notes

Notes

Notes

Nuveen:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 6o6o6. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mutual-funds

Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com	MAN-SCFR-0919D	1000781-INV-Y-11/20

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone, Jack B. Evans and William C. Hunter, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

Mr. Hunter was formerly a Senior Vice President at the Federal Reserve Bank of Chicago. As part of his role as Senior Vice President, Mr. Hunter was the senior officer responsible for all operations of each of the Economic Research, Statistics, and Community and Consumer Affairs units at the Federal Reserve Bank of Chicago. In such capacity, Mr. Hunter oversaw the subunits of the Statistics and Community and Consumer Affairs divisions responsible for the analysis and evaluation of bank and bank holding company financial statements and financial filings. Prior to serving as Senior Vice President at the Federal Reserve Bank of Chicago, Mr. Hunter was the Vice President of the Financial Markets unit at the Federal Reserve Bank of Atlanta where he supervised financial staff and bank holding company analysts who analyzed and evaluated bank and bank holding company financial statements. Mr. Hunter also currently serves on the Boards of Directors of Xerox Corporation and Wellmark, Inc. as well as on the Audit Committees of such Boards. As an Audit Committee member, Mr. Hunter’s responsibilities include, among other things, reviewing financial statements, internal audits and internal controls over financial reporting. Mr. Hunter also formerly was a Professor of Finance at the University of Connecticut School of Business and has authored numerous scholarly articles on the topics of finance, accounting and economics.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that KPMG LLP, the Funds’ auditor, billed to the Funds’ during the Funds’ last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that KPMG LLP, provided to the Funds, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The preapproval exception for services provided directly to the Funds waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Funds during the fiscal year in which the services are provided; (B) the Funds did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Fiscal Year Ended September 30, 2019	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Symphony High Yield Income Fund [5]	42,720	0	0	0
Nuveen Symphony Floating Rate Income Fund	40,480	0	0	0

Total	$83,200	$0	$0	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

[5]	Nuveen Symphony High Yield Income Fund, formerly known as Nuveen Symphony Credit Opportunities Fund, underwent a name change on 8/19/2019.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen Symphony High Yield Income Fund	0%	0%	0%	0%
Nuveen Symphony Floating Rate Income Fund	0%	0%	0%	0%

Fiscal Year Ended September 30, 2018	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Symphony Credit Opportunities Fund	42,720	0	0	0
Nuveen Symphony Floating Rate Income Fund	40,480	0	0	0

Total	$83,200	$0	$0	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen Symphony Credit Opportunities Fund	0%	0%	0%	0%
Nuveen Symphony Floating Rate Income Fund	0%	0%	0%	0%

Fiscal Year Ended September 30, 2019	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Trust III	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended September 30, 2018	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Trust III	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended September 30, 2019	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen Symphony High Yield Income Fund	0	0	0	0
Nuveen Symphony Floating Rate Income Fund	0	0	0	0

Total	$0	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Fiscal Year Ended September 30, 2018	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen Symphony Credit Opportunities Fund	0	0	0	0
Nuveen Symphony Floating Rate Income Fund	0	0	0	0

Total	$0	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Funds by the Funds’ independent accountant and (ii) all audit and non-audit services to be performed by the Funds’ independent accountant for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Funds. Regarding tax and research projects conducted by the independent accountant for the Funds and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

a)	See Portfolio of Investments in Item 1.

b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(a)(4)	Change in the registrant’s independent public accountant. Not applicable.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Trust III

By (Signature and Title)	/s/ Christopher M. Rohrbacher
Christopher M. Rohrbacher
Vice President and Secretary

Date: December 5, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Greg A. Bottjer
Greg A. Bottjer
Chief Administrative Officer
(principal executive officer)

Date: December 5, 2019

By (Signature and Title)	/s/ E. Scott Wickerham
E. Scott Wickerham
Vice President and Controller
(principal financial officer)

Date: December 5, 2019